BABSON FUNDS

ANNUAL REPORT
June 30, 1999



EQUITIES
     Enterprise Fund
     Enterprise Fund II
     Growth Fund
     Shadow Stock Fund
     Value Fund
     International Fund
FIXED INCOME
     Bond Trust
     Money Market Fund
     Tax-Free Income Fund

BABSON FUNDS
Jones & Babson Distributors
A Member of the Generali Group


                            Table of
                            Contents

Economic Review                                   1
Babson Enterprise Fund                            2
Babson Enterprise Fund II                         5
Babson Growth Fund                                8
Shadow Stock Fund                                 11
Babson Value Fund                                 16
Babson-Stewart Ivory
  International Fund                              19
Babson Bond Trust                                 23
Babson Bond Trust
  Portfolio L                                     25
Babson Bond Trust
  Portfolio S                                     29
Babson Money Market Fund                          33
Babson Money Market Fund
  Prime                                           34
Babson Money Market Fund
  Federal                                         35
Babson Tax-Free Income Fund                       36
Babson Tax-Free Income Fund
  Portfolio L                                     37
Babson Tax-Free Income Fund
  Portfolio S                                     39
Babson Tax-Free Income Fund
  Portfolio MM                                    41
Statements of Assets
  and Liabilities                                 44
Statements of Operations                          46
Statements of Changes
  in Net Assets                                   48
Notes to Financial Statements                     52
Financial Highlights                              56
Report of Ernst & Young LLP,
Independent Auditors                              63


Message to our Shareholders

We are pleased to bring you the first combined annual statement of the Babson Family of Funds, which includes fiscal year-end reports for each of the Babson Funds. Previous annual reports were printed individually, and were supplied only to shareholders of each respective fund. We believe it will be beneficial for fund shareholders to receive reports on all of the Babson Funds, and we expect the combined report to result in printing and mailing efficiencies, and enhanced shareholder servicing.

The combined annual report was made possible by our recent decision to standardize the fiscal year of the various Babson Funds to June 30. This date was selected both because many of the Babson Funds already used that fiscal year-end, and also because it moved fiscal year-end audit work away from calendar year-end. The common year-end should be beneficial for various reasons, including the possibility of combined fund prospectuses and standardized dates for fiscal year-end distributions.

Shareholders who have not had a chance to invest in Babson
Enterprise Fund in recent years can now take part. The Fund has been temporarily reopended as of July 1, 1999.

These changes were made with our ultimate goal in mind - how can we best serve our Babson shareholder base? We understand that there are many other investment opportunities available, and we are alert for enhancements that will make your experience with us both profitable and pleasurable.

Thank you for your interest and participation in the Babson
Funds. We welcome your comments and questions.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President


ECONOMIC REVIEW

The two year tug of war between strength at home and weakness abroad may be coming to an end. The result could be more moderate, but better balanced, growth for the U.S. economy.

Although the Asian economies' recovery will be a long and arduous process, their freefall has stopped (as shown at right). This improvement, from a sharply negative to a flat growth rate, means that these countries' currencies are no longer imploding. The weakness of the Asian currencies played havoc with U.S. manufacturers over the past few years, causing demand for U.S. exports to plummet while inexpensive imports flooded this country. The stabilization of these currencies has led to the beginning of a modest improvement in American manufacturing.

While the U.S. economy is no longer being weighted down by foreign factors, strong domestic demand, a prime factor in the current robust economic growth, may also be in the process of being tempered. The Federal Reserve lowered short-term rates by three-quarters of a percent last fall when the Asian crisis threatened to pull down the U.S. economy. Lower rates caused a surge in consumer spending as homeowners refinanced their mortgages in droves, permanently lowering their monthly mortgage payments and freeing up money for other outlays. With foreign economies having stopped deteriorating, the Fed took away some of last fall's stimulus by raising rates one-quarter of a percent on June 30. More significantly, long-term interest rates, which are determined by the market, rose a full percent during the first half of 1999 in response to the strong U.S. economy and a better overseas situation. Mortgage refinancings have plummeted in response to higher rates, indicating that there will be less of a "kick" to consumption in the coming months (as shown at right).

A modest slowdown in growth would be good for the economy. While impressive productivity gains have held inflation in check, the strength of demand has been outstripping the growth of the labor force. If that trend continues, inflationary forces could build to the point where the expansion would be threatened. By taking some modest pre-emptive action, the Fed hopes that a little steam will be let out of the economy, allowing growth to continue for a much longer time than would otherwise be the case.

David L. Babson & Co. Inc.


CHART - JAPANESE GDP YEAR-TO-YEAR PERCENT CHANGE

CHART - MORTGAGE REFINANCINGS VERSUS RATES


BABSON ENTERPRISE FUND


Babson Enterprise Fund achieved a solid total return (price change and reinvested distributions) of 18.9% in the most recent fiscal quarter ended
June 30, 1999. During the same period, the small capitalization stocks in the unmanaged Russell
2000 index rose 15.6% while the large capitalization stocks in the unmanaged Standard & Poor's 500 index rose 7.1%. The Fund's strong second quarter follows a period of disappointing relative performance in the first fiscal quarter which brings the total return year-to-date through June 30, 1999 to 3.2%. This compares to 9.3% for the Russell 2000 and 12.4% for the S&P's 500.

The first quarter saw a continuation of last year's keen investor focus on a narrow group of large cap stocks. This has propelled not just the large cap S&P 500 index but also the small cap Russell 2000 index, which contains a number of the largest Internet stocks. These stocks have sky-rocketed well beyond small cap status with E*Trade and CMGI being two of the largest, each with a market cap of more than $8 billion!

The tide has begun to turn in the last few months. Many Internet stocks are down significantly from their highs and small cap stocks have outperformed since early April. Even more encouraging is the recent performance of the very small cap names in Babson Enterprise Fund. From April 26, 1999 to June 30, 1999, the Fund rose 13%, far surpassing the Russell 2000's 5% return and the S&P 500's 1% return.

The outperformance of large cap stocks over the last few years has resulted in a large valuation gap between the largest and smallest stocks. These compelling valuations have not gone unnoticed with six of the portfolio holdings receiving buyout offers from other companies this year at significant premiums. We believe the portfolio is currently well positioned with both bargain-basement valuations and strong earnings prospects.

The following companies were added to the portfolio in the first half of 1999:

Aavid Thermal Technologies - provides thermal management solutions for electrical components.

Catherine's Stores - operates large-size women's apparel stores.

Cubic - designs and manufactures public transit revenue collection systems.

Cuno - manufactures liquid and gas filtration products for the healthcare and industrial fluid processing industries.

Dayton Superior - manufactures concrete forming systems.

Enesco Group - sells branded gifts and collectibles.

Haven Bancorp - New York-based Savings and Loan with most of its branch offices in supermarkets.

Interface - manufactures carpet tile for the commercial and institutional markets.

Petco Animal Supplies - operates pet supply stores.

Styling Technology - manufactures salon/spa personal care products.

Zygo - designs high precision measurement tools.

Nine positions were liquidated during the quarter. CATS Software, Daniel Industries, Defiance, Shelby Williams, Vermont Financial, and Walbro were all buyout related sales or tenders. Shelby Williams was acquired by another company in the portfolio, Falcon Products, Arctic Cat, Brady, and Tab Products were liquidated during the last six months due to adverse assessments of future earnings prospects relative to existing market valuations.


CHART - BABSON ENTERPRISE FUND
VERSUS RUSSELL 2000

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON ENTERPRISE FUND


SHARES    COMPANY                                    MARKET VALUE

COMMON STOCKS - 95.07%
BASIC MATERIALS - 3.34%
175,000   Furon Co.                         $           3,325,000
114,250   Penford Corp.                                 1,856,562

CAPITAL GOODS - 24.63%
158,900   ABC-Naco, Inc.*                               3,257,450
216,400   American Precision Industries, Inc.*          2,326,300
150,626   Athey Products Corp.*                           320,080
357,500   Brown & Sharpe Manufacturing Co. Cl. A*       1,943,906
120,800   Channell Commercial Corp.*                    1,208,000
197,700   Chicago Bridge & Iron Co.                     2,755,444
231,900   Congoleum Corp. Cl. A*                        1,666,781
219,425   Corrpro Companies, Inc.*                      1,892,540
  9,500   Cubic Corp.*                                    233,938
  1,300   Cuno, Inc.*                                      24,862
108,400   Dayton Superior Corp.*                        2,012,175
186,300   EDO Corp.                                     1,350,675
 90,400   Engineered Support Systems, Inc.              1,067,850
 46,300   Farrell Corp.                                    95,494
165,800   Flir Systems, Inc.*                           2,507,725
131,900   Instron Corp.                                 2,670,975
 96,200   K-Tron International, Inc.*                   1,695,525
446,800   Lamson & Sessions Co.*                        2,680,800
186,165   Newcor, Inc.*                                   907,554
196,200   Schawk, Inc. Cl. A                            1,753,537
 73,600   Starrett (L.S.) Co. Cl. A                     1,978,000
 49,200   Terex Corp.*                                  1,497,525
123,100   TransTechnology Corp.                         2,423,531
                                                       38,270,667
CONSUMER CYCLICAL - 14.44%
108,500   Baldwin Piano & Organ Co.*                      895,125
 57,000   Catherine's Stores Corp.*                       705,375
  1,100   Enesco Group, Inc.*                              25,438
 99,200   Fab Industries, Inc.                          1,531,400
241,870   Falcon Products, Inc.                         2,464,051
206,800   Gottschalks, Inc.*                            1,887,050
194,400   Helen of Troy Ltd.*                           3,487,050
 10,200   Interface, Inc.*                                 87,975
204,400   Jacobson Stores, Inc.*                        1,481,900
239,900   MDC Corp. Cl. A*                              2,908,788
 51,550   Oneida Ltd.                                   1,449,844
 82,200   Petco Animal Supplies, Inc.*                  1,294,650
 70,600   Pulaski Furniture Corp.                       1,438,475
318,100   Spartan Motors, Inc.                          1,829,075
106,200   Swiss Army Brands, Inc.*                        942,525
                                                       22,428,721
CONSUMER STAPLES - 6.01%
 54,500   Genesee Corp. Cl. B                           1,444,250
119,300   J & J Snack Foods Corp.*                      2,863,200
 36,700   Marsh Supermarkets, Inc. Cl. A                  532,150
 84,700   Marsh Supermarkets, Inc. Cl. B                  995,225
207,200   Northland Cranberries, Inc. Cl. A             1,748,250
 51,800   Styling Technology Corp.*                       673,400
 93,600   Sylvan, Inc.*                                 1,088,100
                                                        9,344,575
ENERGY - 6.24%
588,500   Kaneb Services, Inc.*                         2,501,125
317,900   Matrix Service Co.*                           1,311,338
 94,600   Petroleum Helicopters, Inc. (non-voting)      1,158,850
 73,700   Petroleum Helicopters, Inc. (voting)            962,706
328,700   Tokheim Corp.*                                3,759,506
                                                        9,693,525
FINANCIAL - 3.02%
107,775   Capital Corp. of the West*                    1,347,188
 65,400   Cass Commercial Corp.                         1,602,300
  2,100   Haven Bancorp, Inc.*                             33,600
124,000   Sterling Financial Corp.*                     1,712,750
                                                        4,695,838
HEALTH CARE - 0.90%
175,375   Penwest Pharmaceutical Co.*                   1,403,000

MISCELLANEOUS - 9.11%
132,300   Alltrista Corp.*                              4,365,900
 98,900   Andersons, Inc.                               1,260,975
342,383   Jason, Inc.*                                  2,739,064
208,800   Kaman Corp. Cl. A                             3,275,550
 63,000   Sea Containers Ltd. Cl. A                     2,114,437
 12,000   Sea Containers Ltd. Cl. B                       403,500
                                                       14,159,426
TECHNOLOGY - 21.02%
 18,000   Aavid Thermal Technologies*                     407,250
146,700   CEM Corp.*                                    1,100,250
 39,634   CSP, Inc.*                                      262,575
231,000   Cerprobe Corp.                                2,310,000
300,400   Ennis Business Forms, Inc.                    2,572,175
221,800   ESCO Electronics Corp.*                       2,841,812
127,400   INSO Corp.*                                     684,775
 87,400   Landauer, Inc.                                2,578,300
219,000   MSC Software Corp.*                           1,272,938
148,100   Nashua Corp.*                                 1,462,488
 79,700   New England Business Service, Inc.            2,460,737
137,700   Nichols Research Corp.*                       3,012,188
172,700   Norstan, Inc.*                                2,147,956
368,800   Spectrum Control, Inc.*                       2,696,850
465,600   Titan Corp.*                                  5,121,600
151,600   Zygo Corp.*                                   1,733,925
                                                       32,665,819
TRANSPORTATION & SERVICES - 4.84%
 90,200   ABM Industries, Inc.                          2,768,013
132,800   International Shipholding Corp.               1,909,000
204,600   Railtex, Inc.*                                2,838,825
                                                        7,515,838
UTILITIES - 1.52%
 51,600   E'town Corp.                                  2,360,700

TOTAL COMMON STOCKS                                   147,719,671
(Cost $133,854,150)

FACE
AMOUNT    DESCRIPTION                                MARKET VALUE

REPURCHASE AGREEMENT - 6.82%
$10,600,000   UMB Bank, n.a.,
              4.29%, due July 1, 1999
              (Collateralized by Federal National
              Mortgage Association Discount Notes,
              due July 19, 1999 with a value
              of $7,413,464 and U.S. Treasury Notes,
              6.25%, due August 31, 2000
              with a value of $3,397,834)
          (Cost $10,600,000)                           10,600,000

TOTAL INVESTMENTS - 101.89%                           158,319,671
(Cost $144,454,150)

Other assets less liabilities - (1.89%)                (2,940,260)

TOTAL NET ASSETS - 100.00%                      $     155,379,411

For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $144,646,780.

Net unrealized appreciation for federal income tax purposes was $13,672,891, which is comprised of unrealized appreciation of $33,221,763 and unrealized depreciation of $19,548,872.

*Non-income producing security

See accompanying Notes to Financial Statements.



BABSON ENTERPRISE FUND II

Babson Enterprise Fund II completed the second quarter, 1999 with a total return (price change and reinvested distributions) of 17.5%, compared to 15.6% for the unmanaged Russell 2000 index of small company stocks. This followed a period of less favorable relative performance in the first quarter so that the Fund's total return for the first half of 1999 was 7.8% versus 9.3% for the Russell 2000 index.

The Fund maintains a sizable advantage over the small cap benchmark for the three years ended June 30, 1999 with an average annual total return of 14.5% versus 11.2% for the Russell 2000. This superior longer term performance is one of the factors which led Standard & Poor's to recently select Babson Enterprise Fund II as one of 19 mutual funds, out of a universe of 257 small-capitalization value funds, to be awarded a Standard & Poor's Select Fund designation (July 1999) for small cap value investing. We are proud of this prestigious designation and will continue to strive to merit it.

The second quarter, 1999 was especially important to small cap investors because it marked the first time since the third quarter of 1997 that small cap stocks outperformed large caps, based on their benchmark indexes. In the second quarter, the Russell 2000's 15.6% return compared favorably to the S&P 500's 7.1% performance. The small cap sector benefited during the quarter from a rotation to cyclical stocks and to increased merger and acquisition activity as larger companies are taking advantage of the extremely attractive relative valuations of smaller companies to buy growth cheaply. The increased buyout activity has not only boosted the value of targeted small cap stocks, but is refocusing investors' attention on the broader market where other neglected small businesses possess a compelling combination of earnings power and valuation. Even with the resurgence of small cap stocks in the second quarter, valuations relative to large caps remain near 25-year lows.

Five new holdings were added to the Babson Enterprise Fund II portfolio in the six-month period. All five trade at attractive valuations while possessing the potential for meaningful earnings acceleration. Helen of Troy markets brand name hair care appliances and other personal care products and has an outstanding record for strong, consistent earnings growth. Metals USA processes metals and manufactures components from processed metals for a diverse client base. S.L. Green Realty is a real estate investment trust focusing on Class B office property in New York City. Stein Mart is an apparel and accessories retailer offering current-season, brand name merchandise at prices 25% to 60% below traditional department stores. Titan is a high technology defense contractor with exciting commercial application potential for a number of its proprietary products.

Nine positions were liquidated in the first half of 1999. Calmat, Elsag Bailey, and Life USA were objects of corporate buyout offers at significant premiums to their public market valuations. Calenergy, Charming Shoppes, Flowserve, Halter Marine, PRI Automation, and Scitex were all sold due to concerns about future earnings prospects relative to their stock valuations.

Within the small cap sector, we believe the Fund's portfolio is well positioned with a strong value orientation.



CHART - BABSON ENTERPRISE FUND II
VERSUS S&P 500 AND RUSSELL 2000


Standard & Poor's Select Funds is a ranking of mutual funds on a semiannual basis which have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style along with investment management attributes which are consistent with the fund's investment style.


SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON ENTERPRISE FUND II

SHARES    COMPANY                               MARKET VALUE

COMMON STOCKS - 99.25%
BASIC MATERIALS - 10.19%
108,500   Apogee Enterprises, Inc.          $   1,457,969
 47,800   Brush Wellman, Inc.                     866,375
223,400   Interface, Inc. Cl. A                 1,926,825
 61,200   Metals USA, Inc.*                       780,300
 60,700   New England Business Service, Inc.    1,874,113
 54,198   Wausau-Mosinee Paper Corp.              975,564
                                                7,881,146
CAPITAL GOODS - 16.90%
 66,100   Commscope, Inc.*                      2,032,575
114,100   Cuno, Inc.*                           2,182,163
 76,400   Foster Wheeler Corp.                  1,079,150
113,400   Gerber Scientific, Inc.               2,501,887
110,400   Herman Miller, Inc.                   2,318,400
152,300   MagneTek, Inc.*                       1,608,669
 41,900   Roper Industries, Inc.                1,340,800
                                               13,063,644
CONSUMER CYCLICAL - 32.55%
 60,000   AC Nielsen Corp.*                     1,815,000
121,800   BJ's Wholesale Club, Inc.*            3,661,612
 81,200   Central Newspapers, Inc. Cl. A        3,055,150
 49,100   Enesco Group, Inc.                    1,135,437
 49,900   Exide Corp.                             736,025
 34,900   Helen of Troy Ltd.*                     626,019
 90,900   Huffy Corp.                           1,272,600
105,300   La-Z Boy Chair Co.                    2,421,900
 35,700   Lee Enterprises, Inc.                 1,088,850
 28,000   Libbey, Inc.                            812,000
135,200   Petco Animal Supplies, Inc.*          2,129,400
 83,200   Stein Mart, Inc.*                       780,000
147,100   Stride Rite Corp.                     1,516,969
100,200   Sturm, Ruger & Company, Inc.          1,070,887
101,300   True North Communications, Inc.       3,039,000
                                               25,160,849
CONSUMER STAPLES - 3.02%
 40,000   Alberto-Culver Co. Cl. A                912,500
127,175   PSS World Medical, Inc.*              1,422,770
                                                2,335,270
ENERGY - 3.25%
102,900   Nabors Industries, Inc.*              2,514,619

FINANCIAL - 12.00%
 15,800   BancFirst Corp.                         541,150
182,208   Cash America International, Inc.      2,345,928
 56,631   Commerce Bancorp, Inc.                2,420,975
 24,860   Community Trust Bancorporation, Inc.    581,103
 98,600   Golden State Bancorp, Inc.*           2,169,200
 30,200   Golden State Bancorp, Inc.
          Litigation Tracking Warrants*            39,637
 34,500   Haven Bancorp, Inc.                     552,000
 30,600   S.L. Green Realty Corp.                 625,388
                                                9,275,381
MISCELLANEOUS - 10.52%
 72,000   Carlisle Companies, Inc.              3,465,000
110,500   Kaman Corp. Cl. A                     1,733,469
 84,300   Sea Containers Ltd. Cl. A             2,829,319
  3,200   Sea Containers Ltd. Cl. B               107,600
                                                8,135,388
TECHNOLOGY - 9.20%
 84,500   Adaptive Broadband Corp.*             1,848,438
 76,200   Exar Corp. Delaware*                  1,885,950
116,500   Information Resources, Inc.*          1,019,375
 27,500   Newport News Shipbuilding, Inc.         811,250
 55,300   Titan Corp.*                            608,300
 31,300   Xircom, Inc.*                           940,956
                                                7,114,269
TRANSPORTATION & SERVICES - 1.62%
 57,100   Circle International Group, Inc.      1,249,062

TOTAL COMMON STOCKS
(Cost $61,012,748)                             76,729,628

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE
REPURCHASE AGREEMENT - 0.94%
$725,000  UMB Bank, n.a.,
          4.29%, due July 1, 1999
          (Collateralized by Federal
          National Mortgage Association
          Discount Notes, due July 19, 1999
          with a value of $740,050)
          (Cost $725,000)                         725,000

TOTAL INVESTMENTS - 100.19%
(Cost $61,737,748)                             77,454,628

Other assets less liabilities - (0.19%)          (145,592)

TOTAL NET ASSETS - 100.00%                  $  77,309,036

For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $61,743,735.

Net unrealized appreciation for federal income tax purposes was $15,710,893, which is comprised of unrealized appreciation of $20,584,905 and unrealized depreciation of $4,874,012.

*Non-income producing security

See accompanying Notes to Financial Statements.


BABSON GROWTH FUND

Babson Growth Fund achieved a total return (price change and reinvested distributions) of 3.0% in the second calendar quarter ended June 30, 1999. During the same period, growth stocks in the unmanaged Russell 1000 Growth index rose 3.9% and the average growth fund (1,216 total) as measured by Lipper Analytical Services increased by 7.1%. Over the past year Babson Growth Fund increased by 17.0% on a total return basis, just below the 18.9% return of the average growth fund tracked by Lipper.

Sector rotation was prolific and severe in the beginning of the second calendar quarter. Stable, high quality growth stocks were marked down considerably as investor sentiment turned on a dime and shifted toward value-oriented cyclical stocks that have underperformed the broader market for the past several years. Growth stocks in the S&P 500 index increased by 3.8% in the second quarter, while value-oriented stocks in the index advanced 10.8% during the same time period.

Business trends in many parts of the technology and communications sectors have been very strong in 1999, following a cyclical downturn in 1998. Semiconductor companies and communication chip companies in particular have been big contributors to returns in recent months. Four out of our top five performing investments in the second quarter were in the semiconductor industry: Analog Devices (analog semiconductors, up 69%), Microchip Technology (microcontrollers, up 37%), KLA-Tencor (semiconductor manufacturing equipment, up 34%) and Vitesse Semiconductor (high speed communications semiconductors, up 33%). Other top performers Linear Technology and Maxim Integrated Products were eliminated from the Fund during the quarter due to lofty valuations.

Stocks in the healthcare sector, and the pharmaceutical industry in particular, have underperformed the market so far this year by 15% as three factors came together in the second quarter: 1) an improved profit outlook for cyclical industries, 2) rising interest rates and 3) credible proposals for a Medicare drug benefit. Most of our large investments in the healthcare sector underperformed the market in the second quarter, including Pfizer (pharmaceuticals, down 21%), Guidant (medical devices, down 16%) and American Home Products (pharmaceuticals, down 12%). At the end of the day it is quite clear to us that the pharmaceutical industry is one of the most attractive businesses in America today. Drug company products serve the general good, are protected from competing products with patents and are very research intensive, thus providing steep barriers to entry. We feel very confident in the prospects for the pharmaceutical industry longer term.


FUND COMPOSITION
TOP TEN HOLDINGS:             % OF TOTAL

Cardinal Health                    5.03
Vitesse Semiconductor              4.62
Federal Home Loan Mortgage         4.07
Microchip Technology               3.66
MCI Worldcom                       3.63
Boston Scientific                  3.56
Guidant                            3.58
Analog Devices                     3.42
American Home Products             3.40
Safeway                            3.10
Total                              38.07%

Total Securities in Portfolio      40
As of June 30, 1999, statement of assets. Subject to change.


CHART - BABSON GROWTH FUND
VERSUS S&P 500 AND VALUE LINE

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON GROWTH FUND


SHARES    COMPANY                            MARKET VALUE

COMMON STOCKS - 99.56%
BASIC MATERIALS - 1.84%
 229,000  Monsanto Co.                      $   9,031,187

CAPITAL GOODS - 7.64%
105,000   General Electric Co.                 11,865,000
569,900   Herman Miller, Inc.                  11,967,900
1,327,600 MSC Industrial Direct, Inc. Cl. A*   13,607,900
                                               37,440,800
CONSUMER CYCLICAL - 4.00%
240,200   CVS Corp.                            12,190,150
336,000   Office Depot, Inc.*                   7,413,000
                                               19,603,150
CONSUMER STAPLES - 11.58%
 71,900   Anheuser-Busch Cos., Inc.             5,100,406
199,800   Gillette Co.                          8,191,800
236,000   PepsiCo, Inc.                         9,130,250
256,600   Philip Morris Cos., Inc.             10,312,112
307,000   Safeway, Inc.*                       15,196,500
370,100   Service Corp. International           7,124,425
 19,400   Wrigley William Jr. Co.               1,746,000
                                               56,801,493
ENERGY - 2.02%
100,000   Mobil Corp.                           9,900,000

FINANCIAL - 13.88%
129,450   American International
          Group, Inc.                          15,153,741
110,000   BankAmerica Corp.                     8,064,375
  3,465   Berkshire Hathaway, Inc. Cl. B*       7,761,600
344,500   Federal Home Loan
          Mortgage Corp.                       19,981,000
234,000   Mellon Bank Corp.                     8,511,750
269,812   Paychex, Inc.                         8,600,257
                                               68,072,723
HEALTH CARE - 24.88%
290,000   American Home Products Corp.         16,675,000
397,700   Boston Scientific Corp.*             17,473,944
169,800   Bristol-Myers Squibb Co.             11,960,287
384,250   Cardinal Health, Inc.                24,640,031
341,300   Guidant Corp.*                       17,555,619
731,400   Health Management Associates,
          Inc. Cl. A*                           8,228,250
186,800   Pharmacia & UpJohn, Inc.             10,612,575
135,500   Pfizer, Inc.                         14,871,125
                                              122,016,831
MEDIA & ENTERTAINMENT - 4.37%
330,800   A T & T Corp.*                       12,156,900
300,177   Walt Disney Co.                       9,249,204
                                               21,406,104
TECHNOLOGY - 29.35%
334,200   Analog Devices, Inc.*                16,772,663
215,200   Automatic Data Processing, Inc.       9,468,800
1,023,200 Cadence Design Systems, Inc.*        13,045,800
161,100   Cisco Systems, Inc.*                 10,390,950
427,000   Etec Systems, Inc.*                  14,197,750
282,500   KLA-Tencor Corp.*                    18,327,188
206,100   MCI Worldcom, Inc.*                  17,776,125
378,800   Microchip Technology, Inc.*          17,945,650
 37,200   Microsoft Corp.*                      3,354,975
336,000   Vitesse Semiconductor Corp.*         22,659,000
                                              143,938,901

TOTAL COMMON STOCKS                           488,211,189
(Cost $283,662,172)

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE
REPURCHASE AGREEMENT - 1.80%
$8,820,000   UMB Bank, n.a.,
             4.29%, due July 1, 1999
             (Collateralized by U.S.
             Treasury Notes, 6.25%
             due 8/31/00 with a value
             of $8,997,472)
          (Cost $8,820,000)                     8,820,000

TOTAL INVESTMENTS - 101.36%                   497,031,189
(Cost $292,482,172)

Other assets less liabilities - (1.36%)        (6,689,929)

TOTAL NET ASSETS - 100.00%                  $ 490,341,260

For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $293,498,365.

Net unrealized appreciation for federal income tax purposes was $203,532,824, which is comprised of unrealized appreciation of $222,038,002 and unrealized depreciation of $18,505,178.

*Non-income producing security

See accompanying Notes to Financial Statements.


SHADOW STOCK FUND

Shadow Stock Fund achieved a total return (price change and reinvested distributions) of 19.4% in the most recent quarter and 6.9% for the six months ended June 30, 1999. During the same period, the small capitalization stocks in the unmanaged Russell 2000 index rose 15.6% and 9.3%, respectively.

In the first quarter of 1999 small capitalization stock portfolios continued to be challenged by a difficult market environment that disproportionately favored a select group of large capitalization and highly liquid domestic equities. It was this select group of "large cap" growth stocks that drove the market to record highs in the quarter. Although small capitalization stocks continued to be undervalued relative to large caps, investors continued to embrace the liquidity of the larger names. This disparity also existed in the first quarter within the small cap arena. Because of their small size, the companies in Shadow Stock Fund were more harshly penalized than the overall small cap sector as measured by the unmanaged Russell 2000 Index: returns for the companies in the Russell 2000 that exceeded our size limitation were more than 13 percentage points greater than the returns of the remaining companies.

Compounding negative effect of the "size factor" was the fact that Shadow Stock Fund had no participation in the strongest Russell 2000 sector, communications services. One of our largest weightings was in the utilities sector, which was the weakest sector in the index.

In the second quarter Shadow Stock Fund participated nicely in the rebound of the small cap sector and managed to outperform the unmanaged Russell 2000. Our micro cap orientation benefited greatly from the extreme reversal of style preference from growth to value experienced in April. It took only a small percentage of funds reallocated from the big favorites to the smaller companies to result in a quick and dramatic price increase in the generally less liquid, smaller stocks. More specifically, our strong performance in the second quarter relative to the benchmark can be attributed largely to our overweighting in the utilities sector.

The valuation characteristics of Shadow Stock Fund continue to be very attractive. Though recent performance has been strong, we have seen only a small portion of the potential impact that further normalization of the valuation gap between small caps and large stocks can produce.

In late June, ordinary income dividends of $0.03 per share and realized capital gains of $0.30 per share were distributed and reinvested at $11.52 per share.


CHART - SHADOW STOCK FUND
VERSUS RUSSELL 2000


SCHEDULE OF INVESTMENTS

JUNE 30, 1999
SHADOW STOCK FUND


SHARES    COMPANY                            MARKET VALUE

COMMON STOCKS - 95.14%
BASIC MATERIALS - 4.81%
 14,101   Aceto Corp.                       $     162,162
  3,300   American Biltrite, Inc.                  67,650
 15,200   American Pacific Corp.*                 128,250
  4,500   Badger Paper Mills, Inc.*                32,625
  4,480   Baltek Corp.*                            43,680
 40,600   Global Industrial Technologies, Inc.*   489,738
14,000    Mining Services International*           66,500
 13,200   Pitt-Des Moines, Inc.                   825,000
 19,000   Roanoke Electric Steel Corp.            330,125
  8,500   Stephan Co.                              35,594
17,500    Tuscarora, Inc.                         237,344
                                                2,418,668
CAPITAL GOODS - 15.47%
  8,900   AG Services of America*                 153,525
  7,200   American Technical Ceramics Corp.*       61,200
 11,000   Autocam Corp.                           148,500
  3,600   Badger Meter, Inc.                      125,100
 15,000   Baker (Michael) Corp.*                  113,438
 14,000   Blonder Tongue Labs.*                    87,500
 23,900   Building Material Holding Corp.*        274,850
 16,300   Cameron Ashley Building Products, Inc.* 170,131
 21,000   Cascade Corp.                           294,000
 14,800   Ceradyne, Inc.*                          67,525
 29,200   Cherry Corp.*                           408,800
  3,000   Chicago Rivet & Machine Co.              66,000
 17,000   Coastcast Corp.*                        216,750
  9,300   Diodes, Inc.*                            77,888
  7,315   Ecology and Environment, Inc. Cl. A.     50,291
 19,100   Engle Homes, Inc.                       262,625
 14,800   Exponent, Inc.*                         103,600
 15,000   Farr Co.*                               165,000
 14,300   Fibermark, Inc.*                        188,581
 18,900   GP Strategies Corp.*                    165,375
 11,500   Gehl Co.*                               232,875
  3,150   Graham Corp.*                            29,138
  8,000   Heist (C.H.) Corp.*                      53,000
 23,006   Intermagnetics General Corp.*           178,296
 13,100   JLM Industries*                          68,775
  7,600   Liberty Homes, Inc. Cl. A                72,437
 15,100   M/I Schottenstein Homes, Inc.           278,406
 16,800   Mestek, Inc.*                           369,600
 14,112   Met-Pro Corp.                           176,400
 16,000   Nanometrics, Inc.*                      126,000
  6,300   Noland Co.                              127,575
 12,000   Northwest Pipe Co.*                     199,500
  6,000   Oilgear Co.                              54,000
 28,800   O'sullivan Corp.                        351,000
  5,000   P & F Industries Cl. A*                  48,281
  3,200   Penn Engineering & Manufacturing
          Corp. (voting)                           72,000
 11,900   Penn Engineering & Manufacturing
          Corp. (non-voting)                      267,750
 10,200   Puerto Rican Cement Co., Inc.           338,513
  5,727   Sames Corp.*                            113,824
 10,000   Selas Corp. of America                   68,750
 11,000   Sifco Industries                         90,750
  9,600   SL Industries, Inc.                     123,600
 9,426    Southwest Water Co.                     163,777
 26,900   Symmetricom, Inc.*                      218,562
 25,700   URS Corp.*                              753,331
                                                7,776,819
CONSUMER CYCLICAL - 15.60%
 14,000   AC Moore Arts & Crafts, Inc.*            78,750
 21,600   Amplicon, Inc.                          302,400
 15,000   Ben & Jerry's Homemade, Inc. Cl. A*     416,250
  8,000   Black Hawk Gaming & Development*         61,000
 28,200   Bon-Ton Stores, Inc.*                   181,537
 19,200   Carmike Cinemas, Inc. Cl. A*            306,000
  9,000   Childtime Learning Centers, Inc.*       132,750
 17,000   Conso Products Co.*                      97,750
  6,750   Decorator Industries, Inc.               48,938
 20,900   Dixie Group, Inc. Cl. A                 177,323
  9,500   Duckwall-Alto Stores, Inc.*              99,750
 12,400   Ellis (Perry) International, Inc.*      165,850
  9,300   ELXSI Corp.*                            105,788
 12,750   Equinox Systems, Inc.*                  137,859
  2,700   Federal Screw Works                     133,650
 13,100   Gart Sports Co.*                         73,688
  8,400   Globe Business Resources, Inc.*         109,200
 23,200   Gottschalks, Inc.*                      211,700
 16,700   Government Technology Services, Inc.*    68,888
 10,530   Hampton Industries, Inc.                 46,728
28,700    Inacom Corp.*                           362,338
15,000    Kevco, Inc.*                            122,813
10,916    Knape & Vogt Manufacturing Co.          192,395
 15,000   Lacrosse Footwear, Inc.*                116,250
  9,498   M/A/R/C, Inc.                           137,721
 18,000   Maxwell Shoe, Inc. Cl. A*               163,125
 16,000   Mazel Stores, Inc.*                     174,000
  8,500   McRae Industries, Inc. Cl. A             49,938
 12,000   Motorcar Parts & Accessories, Inc.*      64,500
 23,000   Navigant International, Inc.*           181,125
 12,000   Nobel Learning Communitys, Inc.*         60,000
 11,000   OroAmerica, Inc.*                        77,000
 20,000   Piccadilly Cafeterias, Inc.             166,250
  7,000   Pulaski Furniture Corp.                 142,625
 16,400   R & B, Inc.*                            135,300
 13,700   Reading Entertainment, Inc.*            104,463
 14,000   Rex Stores Corp.*                       417,375
 17,000   Rock Bottom Restaurants, Inc.*          164,688
 10,100   Rocky Shoes & Boots, Inc.*               83,956
 35,200   RPC Energy Services, Inc.               308,000
  8,400   S & K Famous Brands, Inc.*               80,063
  8,600   Scheib (Earl), Inc.*                     40,850
  7,000   Somerset Group, Inc.*                   140,000
 21,285   Supreme Industries, Inc. Cl. A*         206,198
 30,000   Syms Corp.*                             243,750
 39,500   TCBY Enterprises, Inc.                  239,469
  9,000   Weyco Group, Inc.                       207,000
 13,828   Wolohan Lumber Co.                      169,393
 23,500   Workflow Management, Inc.*              334,875
                                                7,841,259
CONSUMER STAPLES - 5.88%
 11,000   Bowl America, Inc. Cl. A                 77,000
  9,300   Cagle's, Inc. Cl. A                     167,400
 15,800   Chalone Wine Group Ltd.*                154,050
  4,000   Foodarama Supermarkets, Inc.*           119,500
31,200    Frozen Food Express Industries, Inc.    237,900
  3,200   Genesee Corp. Cl. B                      84,800
 38,200   Ingles Markets, Inc. Cl. A              582,550
  7,325   Marsh Supermarkets, Inc. Cl. A          106,212
 12,725   Marsh Supermarkets, Inc. Cl. B          149,519
  9,000   Max & Erma's Restaurants*                69,750
 22,800   Quaker Fabric Corp.*                     95,475
  8,800   Safety Components International, Inc.*   44,000
 23,250   Sanderson Farms, Inc.                   331,313
 11,400   Seaway Food Town, Inc.                  223,725
  5,000   Span-America Medical Systems, Inc.       21,562
 14,000   Swiss Army Brands, Inc.*                124,250
  7,000   Triple S Plastics, Inc.*                 29,750
 12,900   Vallen Corp.*                           206,400
 10,800   Western Beef, Inc.*                      66,825
  8,100   Zaring National Corp.*                   64,800
                                                2,956,781
ENERGY - 2.38%
 10,500   Adams Resources & Energy, Inc.           82,687
 33,203   HS Resources, Inc.*                     489,744
 21,500   Key Production, Inc.*                   197,531
  9,100   Maynard Oil Co.*                         93,275
 10,200   Prima Energy Corp.*                     230,775
  5,000   Roanoke Gas Co.                         103,750
                                                1,197,762
FINANCIAL - 17.46%
  7,370   Amwest Insurance Group, Inc.             68,173
 10,500   BancInsurance Corp.*                     55,125
     50   B B & T Corp.                             1,834
 19,000   Capitol Transamerica Corp.              251,750
 16,500   Chartwell Re Corp.                      307,312
 11,952   Cotton States Life and Health
           Insurance Co.                          146,412
  6,000   DeWolfe Companies, Inc.                  42,750
 16,000   Donegal Group, Inc.                     182,000
 20,000   EMC Insurance Group, Inc.               235,000
  8,000   First Cash, Inc.*                        77,000
 12,600   First Albany Companies, Inc.            201,600
 11,000   First Investors Financial
          Services Group, Inc.*                    66,000
 17,000   Guarantee Life Companies, Inc.          427,125
  7,000   JW Genesis Financial Corp.*              98,875
 15,000   Kaye Group, Inc.                        118,125
  6,000   KBK Capital Corp.*                       38,250
 12,300   Litchfield Financial Corp.              208,331
  5,000   Merchants Group, Inc.                   111,875
 13,530   Meridian Insurance Group, Inc.          226,628
 17,400   Midland Co.*                            441,525
  6,100   Minuteman International, Inc.            64,050
 26,100   National Discount Brokers Group, Inc.*1,513,800
  4,850   National Security Group, Inc.            56,987
  6,000   National Western Life Insurance Co.*    577,500
 15,400   Navigators Group, Inc.*                 231,000
 16,500   Penn-America Group, Inc.                171,188
 14,000   Penn Treaty American Corp.*             336,875
 14,300   Professionals Insurance Company
           Management Group*                      482,625
 22,800   PXRE Corp.                              413,250
 27,000   Ragen MacKenzie Group, Inc.*            320,625
 20,000   South Jersey Industries, Inc.           566,250
 14,000   Standard Management Corp.*               91,875
 26,800   Stewart Information Services Corp.      566,150
  4,600   Ziegler (The) Companies, Inc.            80,787
                                                8,778,652
HEALTH CARE - 0.33%
 13,000   Advocat, Inc.*                           25,188
 13,700   Merit Medical Systems, Inc.*             68,286
 16,300   Novametrix Medical Systems, Inc.*        72,331
                                                  165,805
MISCELLANEOUS - 3.09%
 14,000   Andersons, Inc.                         178,500
  8,910   Astronics Corp.*                         89,100
 10,400   Edelbrock Corp.*                        153,400
  4,966   Enstar Group, Inc.*                      47,177
  2,250   FRM Nexus, Inc.*                          4,781
 21,750   Hardinge, Inc.                          381,984
 15,500   Hoenig Group, Inc.*                     154,031
 10,600   Primesource Corp.                        64,925
  4,500   Programming and Systems, Inc.*            4,500
  2,600   Scope Industries                        170,300
 12,000   Sun Hydraulics Corp.                    107,250
 18,000   Todd-AO Corp. Cl. A                     198,000
                                                1,553,948
TECHNOLOGY - 10.81%
  2,100   Allen Organ Co. Cl. B                    76,913
 12,400   Autologic Information
           International, Inc.*                    56,575
 11,400   BEI Medical Systems Company, Inc.*       16,388
 12,600   BEI Technologies, Inc.                  126,000
 17,320   Bell Industries, Inc.                    76,858
 15,100   Bell Microproducts, Inc.*               103,812
 22,500   Brite Voice Systems, Inc.*              312,187
 12,700   CPAC, Inc.                              106,363
 10,000   Data Research Associates, Inc.          103,750
  9,200   Dataram Corp.*                           90,850
 13,200   Del Global Technologies Corp.*          128,700
 11,400   DRS Technologies, Inc.*                 120,412
  7,800   Eastern (The) Co.                       139,425
 13,000   EDO Corp.                                94,250
  6,000   Equitrac Corp.*                         113,250
 14,700   Franklin Electronic Publishers, Inc.*    54,206
 15,000   IFR Systems, Inc.*                       71,250
 16,000   Integrated Measurement System, Inc.*    206,000
 14,000   Interphase Corp.*                       322,000
  6,000   IPC Information Systems*                409,500
  8,500   Koss Corp.*                             102,531
  4,800   Moore Products Co.                      110,100
 16,400   Newport Corp.                           254,200
 23,600   Nichols Research Corp.*                 516,250
 18,200   Norstan, Inc.*                          226,362
 16,000   Powell Industries, Inc.*                148,000
  8,900   Programmer's Paradise, Inc.*            109,025
  4,300   Quipp, Inc.                              55,900
  8,000   Refac Technology Develop Corp.*          52,000
 22,000   Semitool, Inc.*                         211,750
 20,200   Thermo Power Group*                     235,456
 28,300   Thermospectra Corp.*                    449,263
 12,000   TRM Copy Center Corp.*                   78,750
 11,400   Vertex Communications Corp.*            156,037
                                                5,434,313
TRANSPORTATION & SERVICES - 2.93%
 12,000   International Shipholding Corp.         172,500
  4,000   Kenan Transport Co.                     123,000
 30,000   Kitty Hawk, Inc.*                       236,250
  8,066   KLLM Transport Services, Inc.*           46,379
 12,000   Marten Transport Ltd.*                  148,125
 15,500   Old Dominion Freight Line, Inc.*        184,062
 13,000   Pam Transportation Services*            128,375
  5,000   Petroleum Helicopters, Inc.              65,313
 12,000   Transport Corporation of America, Inc.* 154,500
 17,000   USA Truck, Inc.*                        155,656
  5,250   VSE Corp.                                55,945
                                                1,470,105
UTILITIES - 16.38%
 16,600   American States Water Co.               471,025
 19,500   Aquarion Co.                            677,625
  6,600   Atrion Corp.*                            61,875
 16,100   Bangor Hydro-Electric Co.               259,612
  7,000   Berkshire Gas Co.                       157,500
 18,900   Cascade Natural Gas Corp.               359,100
  8,700   Chesapeake Utilities Corp.              161,494
 15,150   Colonial Gas Co.                        560,550
 17,600   Connecticut Energy Corp.                678,700
  7,800   Connecticut Water Service, Inc.         214,500
 19,000   CTG Resources, Inc.                     691,125
  4,000   Delta Natural Gas Company, Inc.          66,500
  3,300   Dominguez Services Corp.                101,887
 14,400   E'town Corp.                            658,800
  6,000   EnergyNorth, Inc.                       173,625
  6,000   Florida Public Utilities Co.            113,250
  9,700   Green Mountain Power Corp.              109,125
  7,000   Maine Public Service Co.                124,250
  7,600   Middlesex Water Co.                     190,950
 21,700   NUI Corp.                               542,500
 18,500   Pennsylvania Enterprises, Inc.          567,719
 10,800   Providence Energy Corp.                 288,225
  6,100   SJW Corp.                               485,712
 14,000   St. Joseph Light & Power Co.            287,875
  9,176   UNITIL Corp.                            231,121
                                                8,234,645

TOTAL COMMON STOCKS                            47,828,757
(Cost $38,577,478)


FACE
AMOUNT    DESCRIPTION                        MARKET VALUE

REPURCHASE AGREEMENT - 4.48%
$2,255,000   UMB Bank, n.a.
             4.29%, due July 1, 1999
             (Collateralized by U.S.
             Treasury Notes, 6.25%,
             due August 31, 2000 with
             a value of $2,300,531)             2,255,000
          (Cost $2,255,000)

TOTAL INVESTMENTS - 99.62%                     50,083,757
(Cost $40,832,478)

Other assets less liabilities - 0.38%             189,125

TOTAL NET ASSETS - 100.00%                  $  50,272,882

For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $41,208,213.

Net unrealized appreciation for federal income tax purposes was $8,875,544, which is comprised of unrealized appreciation of $13,249,721 and unrealized depreciation of $4,374,177.

*Non-income producing security

See accompanying Notes to Financial Statements.


BABSON VALUE FUND

Babson Value Fund achieved a total return (price change and reinvested distributions) of 12.9% in the most recent quarter and 12.6% for the six months ended June 30, 1999. During the same period the unmanaged Standard & Poor's 500 index rose 7.1% and 12.4%, respectively.

In the first quarter the S&P 500 continued to be dominated by a small number of large "growth" stocks, which extended into a sixth year their record run versus "value" stocks. Indeed, five of the top ten highest returning stocks were either technology- or communications-related, they accounted for over 50% of the index's return in the quarter, and their valuations were "sky high" - the kinds of companies our disciplines just don't allow us to buy.

But what a difference a month makes! April marked a dramatic turnaround in market sentiment from growth to value. During that month we witnessed what was perhaps the most violent reversal of style in the stock market in our experience. Most of the shift occurred in six trading days from April 9 through April 19. At the end of the first quarter, the year-to-date return of the S&P/BARRA Growth Index exceeded the year-to-date return of the S&P/BARRA Value Index by 4.1 percentage points. By the end of April the Value Index year-to-date return exceeded the Growth Index by 5.0 percentage points, a swing of 9.1 percentage points in one month!

A number of value characteristics of the Fund - low absolute and relative price-to-earnings and price-to-book, for example - were exactly what investors were looking for when the shift from growth to value occurred. Additionally, certain sectors (basic materials, consumer cyclical, and financial) and the Fund's overweight positions in those sectors contributed most to our successful results in the second quarter. Furthermore, because the market caps of many growth stocks are so large relative to the market caps of most of the basic materials and cyclical companies, it took only a small percentage of money flowing from the big favorites into the less liquid value stocks to result a sharp run-up in the prices of those value stocks in the April turnaround period.

May was another good month for value stocks. Although the major indices produced negative returns in May and Babson Value Fund experienced a slight downturn as well, relative performance was positive. Thus the positive return spread between the Fund and the indexes that occurred in April widened in May. The last three days of a very up-and-down June market were characterized by a sharp rebound in the growth sector, as stocks rallied as concerns regarding a series of interest rate hikes began to ease. Nonetheless, the Babson Value Fund held its performance advantage through this period.

The Babson Value Fund strategy continues to possess attractive valuation characteristics even after the excellent performance of value stocks in the second quarter. Even though recent performance has been strong, there is plenty of room for further normalization of the valuation gap between growth companies and neglected value stocks.



CHART - BABSON VALUE FUND
VERSUS S&P 500


SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON VALUE FUND


SHARES    COMPANY                            MARKET VALUE


COMMON STOCKS - 97.85%
BASIC MATERIALS - 14.75%
482,100   duPont (E.I.) deNemours & Co.    $   32,933,456
805,100   Potlatch Corp.                       35,374,081
103,400   Martin Marietta Materials, Inc.       6,100,600
602,000   Millennium Chemicals, Inc.           14,184,625
1,156,000 USX-U.S. Steel Group                 31,212,000
474,000   Weyerhaeuser Co.                     32,587,500
675,300   Willamette Industries, Inc.          31,106,006
                                              183,498,268
CAPITAL GOODS -  6.89%
716,000   Boeing Co.                           31,638,250
689,200   Dana Corp.                           31,746,275
601,000   Lockheed Martin Corp.                22,387,250
                                               85,771,775
CONSUMER CYCLICAL - 14.34%
603,700   Harcourt General, Inc.               31,128,281
1,727,600 Kmart Corp.*                         28,397,425
679,000   Limited, Inc.                        30,809,625
610,158   Penney (J.C.) Co., Inc.              29,630,798
1,519,500 Reebok International Ltd.*           28,300,688
675,500   Sears, Roebuck & Co.                 30,101,969
                                              178,368,786
CONSUMER STAPLES - 2.17%
628,000   Diageo PLC, ADR                      27,004,000

ENERGY - 5.30%
381,300   Atlantic Richfield Co.               31,862,381
564,500   Royal Dutch Petroleum Co.            34,011,125
                                               65,873,506
FINANCIAL - 28.31%
372,100   Aetna, Inc.                          33,279,694
837,000   Allstate Corp.                       30,027,375
217,100   American Express Co.                 28,250,137
 12,322   Berkshire Hathaway, Inc. Cl. B*      27,601,280
345,000   Chase Manhattan Corp.                29,885,625
597,000   Citigroup, Inc.                      28,357,500
394,000   National City Corp.                  25,807,000
660,850   SLM Holding Corp.                    30,275,191
628,200   Student Loan Corp.                   27,954,900
415,200   Transamerica Corp.                   31,140,000
802,700   U.S. Bancorp                         27,291,800
756,330   Wells Fargo & Co.                    32,333,107
                                              352,203,609
HEALTH CARE - 4.33%
1,322,900 Tenet Healthcare*                    24,556,331
468,000   United Healthcare Corp.              29,308,500
                                               53,864,831
MISCELLANEOUS - 1.19%
333,100   Hanson PLC, ADR                      14,781,313

TECHNOLOGY - 10.17%
670,200   Apple Computer, Inc.*                31,038,638
252,000   International Business Machines Corp.32,571,000
1,299,700 Wallace Computer Services, Inc.      32,492,500
514,000   Xerox Corp.                          30,358,125
                                              126,460,263
TRANSPORTATION - 5.73%
716,000   CSX Corp.                            32,443,750
1,014,382 KLM Royal Dutch Airlines             28,973,286
766,090   Overseas Shipholding Group, Inc.      9,863,409
                                               71,280,445
UTILITIES - 4.67%
1,122,000 Illinova Corp.                       30,574,500
667,200   Texas Utilities Co.                  27,522,000
                                               58,096,500

TOTAL COMMON STOCKS                         1,217,203,296
(Cost $825,560,185)

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE
REPURCHASE AGREEMENT - 2.11%
$26,190,000   UMB Bank, n.a.,
              4.29%, due July 1, 1999
              (Collateralized by U.S.
              Treasury Notes, 6.25%
              due August 31, 2000 with
              a value of $26,714,747)           26,190,000
(Cost $26,190,000)

TOTAL INVESTMENTS - 99.96%                   1,243,393,296
(Cost $851,750,185)

Other assets less liabilities - 0.04%              536,911

TOTAL NET ASSETS - 100.00%                  $1,243,930,207

For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $861,447,793.

Net unrealized appreciation for federal income tax purposes was $381,945,503, which is comprised of unrealized appreciation of $395,565,090 and unrealized depreciation of $13,619,587.

*Non-income producing security

See accompanying Notes to Financial Statements.


BABSON-STEWART IVORY INTERNATIONAL FUND

At June 30, 1999, the net asset value of Babson-Stewart Ivory International Fund was $19.48, representing a total return (price change and reinvested distributions) of 3.73% for the quarter, and 3.76% for the fiscal year. Comparisons against the unmanaged Morgan Stanley Capital International (MSCI) EAFE and other indices are as follows:

                        Investment Results - Total Return
                                Periods Ended 6/30/99
                        Second Quarter     Previous Twelve
                                1999           Months
BSIIF                           3.73%           3.76%
MSCI EAFE* Index**              2.60%           7.93%
MSCI World Index**              4.86%          16.08%
S&P 500 Index**                 7.06%          22.77%
Lipper International Funds
      (avg. funds 630 and
      570, respectively)        5.55%           4.00%
  *Europe, Australia, Far East
**unmanaged

The portfolio's overall performance for the last quarter was ahead of the benchmark index, but behind for the year-to-date and the fiscal year, when we did not keep pace with the market's recovery from the depressed levels of last fall. In particular we suffered in the first quarter of 1999 from the markets' shift away from growth stocks, particularly in Europe, to more cyclical sectors. This movement was less pronounced in the second quarter, which also saw better relative performance by smaller companies.

Forecasts for U.S. economic growth this year have been raised to 4% following the strong start in 1999. Growth prospects in Europe and Asia remain much more subdued, with forecasts of under 2% for the major countries of the Euro-11 group, around 1% for the UK, and with Japan still struggling to achieve any growth at all in 1999. The principal world economies are now at different stages of the economic cycle, with the U.S. at a much more advanced phase than other countries. In these circumstances it seems unlikely that the current revival of economic growth outside the U.S. will lead to any general overheating, thus avoiding further rises in commodity prices and acceleration of inflation.

Having under-performed other markets so far this year, European markets now seem reasonably valued, and the rotation into cyclical stocks from the start of the year appears to have slowed, as most such companies have insufficient pricing power to sustain earnings recovery as the economy improves. The success of Olivetti's hostile takeover bid for Telecom Italia represents an important milestone for European stock markets, with shareholder value now taking a more important role than before. The development of an equity culture in continental Europe is still at a relatively early stage, with pension plans and collective investment funds creating new and more favorable supply/demand conditions for equities.

We would expect to continue to find opportunities in Japan and Asia. After such a severe bear market, some of the very rapid appreciation of the recent period may represent a recovery from excessive pessimism and more progress is likely if economic conditions continue to improve. Signs of a new commitment to restructuring and to a more profit-oriented management philosophy, particularly in Japan, should also encourage new interest in investing in the region.

CHART - BABSON-STEWART IVORY INTERNATIONAL FUND
VERSUS MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON-STEWART IVORY INTERNATIONAL FUND


SHARES    COMPANY AND DESCRIPTION            MARKET VALUE

COMMON STOCKS - 90.83%
AUSTRALIA - 2.25%
 42,000   Brambles
          (Transport, plant services)        $  1,105,011
 65,000   Lend Lease
          (Real estate)                           891,290
                                                1,996,301
BELGIUM - 0.74%
  1,000   Colruyt
          (Food retailer)                         657,682

CROATIA - 0.54%
 32,000   Pliva
          (Pharmaceuticals)                       480,000

DENMARK - 1.33%
 24,000   TeleDanmark
          (Telecoms)                            1,178,004

FINLAND - 0.59%
  6,000   Nokia
          (Telecom equipment)                     525,734

FRANCE - 9.37%
  8,000   AXA-UAP
          (Insurance, financial services)         975,597
  4,000   Danone
          (Food products)                       1,030,850
  9,000   Lafarge
          (Building materials, cement)            855,400
  1,000   L' Oreal
          (Cosmetics)                             675,722
 20,000   Sanofi*
          (Pharmaceuticals)                       848,390
 13,000   Total
          (Oil major)                           1,676,472
 13,000   Valeo
          (Automotive components)               1,072,084
 14,400   Vivendi
          (Diversified utilities)               1,166,015
                                                8,300,530
GERMANY - 3.66%
  6,500   Fresenius
          (Pharmaceuticals, medical equipment)  1,149,140
 14,000   Mannesmann
          (Telecoms and engineering)            2,088,296
                                                3,237,436
GREECE - 0.58%
 24,000   OTE
          (Telecoms utility)                      513,666

HONG KONG - 5.64%
330,000   Asia Satellite
          (Satellite operator)                    776,235
180,000   CLP Holdings
          (Electric utility)                      874,642
425,000   Gold Peak
          (Batteries)                              90,931
600,000   HK & China Gas
          (Gas utility)                           870,002
1,215,000 Shaw Bros.
          (T.V. network, film production
          and distribution)                       829,982
1,100,000 Swire Pacific Cl. B
          (Trading, airlines, real estate)        822,313
230,000   V-Tech
          (Electronic learning aids)              730,738
                                                4,994,843
HUNGARY - 0.66%
 13,500   Gedeon Richter
          (Pharmaceuticals)                       587,250

IRELAND - 1.14%
 17,595   Irish Life
          (Insurance)                             185,913
 70,000   Kerry Group
          (Food manufacturer)                     827,531
                                                1,013,444
ITALY - 2.04%
 20,300   Banca Popolare Di Brescia
          (Banking, financial services)           869,486
 60,000   Luxottica
          (Eyeglass frames)                       933,750
                                                1,803,236
JAPAN - 21.60%
 29,000   Bridgestone
          (Tires)                                 877,408
 13,400   Circle K
          (Convenience stores)                    558,287
 40,000   Credit Saison
          (Credit card services)                  836,571
 12,000   Fuji Photo
          (Film)                                  454,328
 54,000   Hosiden
          (Electronic components)               1,165,082
 18,000   Hoya
          (Opto-electronics)                    1,016,285
 13,000   Ito-Yokado
          (Supermarket chain)                     870,464
 12,000   Matsushita Communication
          (Industrial electronics)                858,064
  8,800   Nintendo
          (Video games)                         1,237,398
 65,000   Nippon Comsys
          (Telecoms engineering)                1,055,840
     80   NTT Mobile Communication*
          (Cellular telecommunications)         1,073,985
 88,000   Olympus Optical
          (Precision instruments, cameras)      1,301,414
 18,700   Promise
          (Consumer lending)                    1,105,274
 12,000   Secom
          (Security services)                   1,249,897
 11,000   Sony
          (Consumer electronics)                1,186,658
 53,000   Suzuki
          (Cars, motorcycles)                     843,391
 60,000   Taiyo Yuden
          (Electronic component manufacturer)     985,038
 16,000   Takeda
          (Pharmaceuticals, chemicals)            742,002
 40,000   Terumo
          (Medical equipment)                     891,130
117,000   Toshiba
          (Electronic equipment)                  834,678
                                               19,143,194
MALAYSIA - 0.53%
400,000   Perlis Plantations
          (Trading, mining, agriculture)          467,368

NETHERLANDS - 7.33%
 11,000   Aegon
          (Insurance)                             797,723
 25,000   Ahold
          (Supermarkets)                          860,760
 25,000   Getronics
          (Support services)                      961,268
 20,000   ING Groep
          (Financial services)                  1,082,393
 17,000   KPN
          (Postal and telecom services)           797,363
 30,000   VNU
          (Publishing)                          1,198,363
 20,000   Wolters Kluwer
          (Publisher)                             795,816
                                                6,493,686
POLAND - 0.57%
 32,000   Bank Handlowy*
          (Banking)                               507,200

PORTUGAL - 1.09%
 29,333   Jeronimo Martins
          (Food distributors)                     968,521

SINGAPORE - 1.04%
 40,000   Overseas Union Bank
          (Banking)                               192,715
203,000   Overseas Union Enterprise
          (Hotels, property investment)           644,066
 46,000   Trans-Island Bus Services
          (Bus transport)                          82,703
                                                  919,484
SPAIN - 4.15%
 40,000   Argentaria
          (Banking services)                      909,210
 11,400   Banco Popular
          (Banking)                               819,681
 26,000   Mapfre Vida Seguro
          (Insurance)                             742,418
 24,969   Telefonica
          (Telephone utility)                   1,205,371
                                                3,676,680
SWEDEN - 4.92%
 33,200   Atlas-Copco
          (Engineering)                           891,695
 40,000   Hennes & Mauritz
          (Retailing)                             989,516
 31,500   L.M. Ericsson
          (Telecom equipment)                   1,011,162
125,000   Nordbanken Holding
          (Swedish/Finnish banking)               731,829
 49,050   Securitas
          (Security/cleaning services)            733,814
                                                4,358,016
SWITZERLAND - 2.03%
 11,347   ABB
          (Engineering)                         1,068,957
    500   Novartis
          (Pharmaceuticals and chemicals)         729,857
                                                1,798,814
UNITED KINGDOM - 19.03%
 64,000   Bank of Scotland
          (Banking)                               855,967
120,000   Bowthorpe
          (Electronics components, instruments) 1,048,837
 95,000   Cable & Wireless Communications
          (Telecommunications)                    913,437
 88,000   Capita Group
          (Facilities management)                 910,631
172,000   Cattles
          (Consumer loans)                        929,925
 97,000   Electrocomponents
          (Electronics)                           714,026
 40,000   Glaxo Wellcome
          (Pharmaceuticals)                     1,111,572
114,000   Hays
          (Business services)                   1,202,143
 90,000   Kingfisher
          (Diversified retailing)               1,050,223
103,000   Lloyds TSB
          (Banking)                             1,398,678
 47,000   Logica
          (Computer software)                     494,361
420,000   Morrison Supermarkets
          (Supermarkets)                          946,696
118,000   Northern Rock
          (Mortgage bank)                         898,368
140,000   Shell
          (Oil major)                           1,050,413
 90,000   SmithKline Beecham
          (Pharmaceuticals)                     1,170,366
 55,000   Smiths Industries
          (Instrumentation)                       729,962
 73,000   Vodafone AirTouch
          (Cellular telephone network)          1,436,027
                                               16,861,632

TOTAL COMMON STOCKS                            80,482,721
(Cost $61,129,366)

FACE
AMOUNT    DESCRIPTION                        MARKET VALUE

REPURCHASE AGREEMENT - 1.79%
$1,590,000    State Street Bank,
              3.25%, due July 1, 1999
              (Collateralized by U.S.
              Treasury Bonds, 8.125%
              due August 15, 2019 with
              a value of $1,623,109)            1,590,000
(Cost $1,590,000)

TOTAL INVESTMENTS - 92.62%                     82,072,721
(Cost $62,719,366)

Other assets less liabilities - 7.38%           6,537,410

TOTAL NET ASSETS - 100.00%                  $  88,610,131

For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $63,283,352.

Net unrealized appreciation for federal income tax purposes was $18,789,369, which is comprised of unrealized appreciation of $21,724,807 and unrealized depreciation of $2,935,438.

*Non-income producing security

See accompanying Notes to Financial Statements.


BABSON BOND TRUST

Absolute returns in the fixed income market for thefirst half of the year were a disappointment, reflecting the rise in the general level of interest rates since the beginning of 1999. At the end of the second quarter the Federal Reserve raised short-term rates as a pre-emptive measure to thwart the risk of an increase in the level of inflation. Though the Fed acknowledges that there are no signs of gathering inflation, it is worried that the imbalance between strong demand outpacing productivity gains coupled with a dwindling labor pool will lead to wage pressures. This in turn could threaten the viability of the current economic expansion. The net effect of this was to send interest rates up a full percentage point since the end of last year.

Normalcy returned to the credit markets after the financial market turmoil dissipated during the fourth quarter of 1998. Improved liquidity for spread sector securities, such as corporates, mortgages and asset-backs helped to fuel record corporate issuance and allowed quality spreads, during the first quarter, to retrace a majority of the widening incurred last summer and fall. However, in the second quarter continued heavy supply and Y2K jitters caught up with the market and spreads again widened.

For the six and twelve month periods ended June 30, 1999, total investment returns (price change and reinvested distributions) for Portfolio S were -0.22% and 3.22%, respectively. Dividends for the previous twelve months amounted to $0.565 per share, resulting in an income yield of 5.74% based on a beginning net asset value of $9.85. During the same six and twelve month periods, total investment returns for Portfolio L were -1.76% and 1.88%, respectively. Dividends for the previous twelve months were $0.090 a share, producing an income yield of 5.71% based on a beginning net asset value of $1.58.

Portfolio S is ranked in the top quarter of the Lipper Short-Intermediate Investment Grade Bond fund grouping for the most recent three-year period.1 Portfolio L remains ranked in the top half of the Lipper A-Rated Bond Fund category for the most recent one-year period.1

Our bias toward shorter maturity corporates, initiated during the fourth quarter of 1998, remained in place over the past six months. Breakeven analysis using a one year time horizon still favored shorter maturity (i.e., 2-year) corporate bonds over both intermediate (i.e., 5-year) and long maturity (i.e., 30-year) securities. In light of this, and partially reflective of our increased concerns over credit trends, we sold holdings of Tosco and Dana Corp. maturing in 2006 and 2008, respectively.

Other corporate activity included selling positions in the GMAC 2000 notes and the Merrill Lynch 2001 notes at much narrower spreads to Treasuries than when initially purchased during the fourth quarter. In replacing these two issues, we purchased JB Hunt Transportation and Service Corp. International, both maturing in 2000. While these two issues are lower rated than the GMAC and Merrill Lynch notes that were sold, both are solid triple-B credits that carry very attractive yields.

Currently, the average maturity is 5 years for Portfolio S and
8.9 years for Portfolio L, after taking into consideration bonds trading to their call dates and average life assumptions for mortgage and asset-backed securities.


QUALITY RATINGS
          PORTFOLIO L
Aaa            49.6%
Aa              6.5%
A              19.0%
Baa            24.9%
Total         100.0%
Source: Moody's

CHART - BABSON BOND TRUST - PORTFOLIO L
VERSUS LEHMAN BROTHERS
AGGREGATE BOND INDEX

QUALITY RATINGS
          PORTFOLIO S
Aaa            51.2%
Aa              8.1%
A              16.5%
Baa            24.2%
Total         100.0%
Source: Moody's

CHART - BABSON BOND TRUST - PORTFOLIO S
VERSUS LEHMAN BROTHERS
INTERMEDIATE GOV'T./CORP. INDEX

1    Lipper Short-Intermediate Investment Grade Bond Fund ranking for Portfolio S for one, three, five and ten year periods ended June 30, 1999, were 63 of 101, 8 of 76, 7 of 54, and 4 of 11, respectively.
     Lipper A-Rated Bond Fund ranking for Portfolio L for one, three, five and ten year periods ended June 30, 1999, were 54 of 158, 67 of 130, 53 of 89, and 26 of 42, respectively.

SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON BOND TRUST - PORTFOLIO L


                                                PRINCIPAL      MARKET
        DESCRIPTION                             VALUE          VALUE

CORPORATE BONDS - 48.54%
BANKS AND FINANCE - 13.42%
American Stores Company,
        8.00%, due June 1, 2026               $  1,650,000  $  1,773,667
Associates Corporation North America,
        5.80%, due April 20, 2004                4,500,000     4,336,605
Ford Capital B V,
        10.125%, due November 15, 2000           2,500,000     2,623,750
Hellenic Republic,
        6.95%, due March 4, 2008                 1,300,000     1,301,430
Republic of Chile,
6.875%, due April 28, 2009                         750,000       694,942
Southern Investments UK PLC,
        6.375%, due November 15, 2001            1,300,000     1,285,648
SunTrust Banks, Inc.,
        6.00%, due February 15, 2026             3,000,000     2,852,910
Wachovia Capital Trust II,
        6.062%, due January 15, 2027             1,300,000     1,239,784
                                                16,300,000    16,108,736
COMMUNICATIONS - 5.97%
A T & T Capital Corp.,
        6.875%, due January 16, 2001            1,265,000      1,265,531
BellSouth Savings & Employee Stock
        Ownership Trust,
        9.19%, due July 1, 2003                   823,452        882,840
Tele Communications, Inc.,
        8.75%, due February 15, 2023            1,000,000      1,032,630
Time Warner Entertainment Company LP,
        8.375%, due March 15, 2023              1,000,000      1,083,170
Time Warner, Inc.,
        9.15%, due February 1, 2023             1,350,000      1,548,194
WorldCom, Inc.,
        7.75%, due April 1, 2007                1,300,000      1,361,425
          6,738,452      7,173,790

DIVERSIFIED - 2.68%
International Business Machines Corp.,
        6.22%, due August 1, 2027               1,500,000      1,489,455
Lucent Technologies, Inc.,
        6.90%, due July 15, 2001                1,700,000      1,728,696
                                                3,200,000      3,218,151
INDUSTRIALS - 15.76%
Airgas, Inc.,
        7.14%, due March 8, 2004                1,650,000      1,652,376
Cardinal Health, Inc.,
        6.00%, due January 15, 2006             1,835,000      1,734,369
Comdisco, Inc.,
        6.375%, due November 30, 2001           3,675,000      3,665,261
Georgia-Pacific Corp.,
        9.625%, due March 15, 2022              1,500,000      1,605,120
Hydro Quebec,
        8.05%, due July 7, 2024                 2,900,000      3,142,817
Oslo Seismic Services, Inc.,
        8.28%, due June 1, 2011                 1,939,107      1,980,119
Petroleum Geo-Services A/S,
        7.50%, due March 31, 2007               1,500,000      1,496,640
Philip Morris Companies, Inc.,
        7.20%, due February 1, 2007             1,000,000      1,001,180
Philip Morris Companies, Inc.,
        6.15%, due March 15, 2000                 750,000        752,977
Raytheon Company,
        6.15%, due November 1, 2008             2,000,000      1,888,180
                                               18,749,107     18,919,039
TRANSPORTATION - 3.51%
CSX Corp.,
        9.50%, due August 1, 2000                 680,000        702,569
JB Hunt Transport Services, Inc.,
        6.25%, due November 17, 2000            1,785,000      1,795,067
United Airlines Pass-Thru Trusts,
        7.27%, due January 30, 2013             1,811,249      1,720,397
                                                4,276,249      4,218,033

U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 4.04%
Canadian National Railway Company,
        7.00%, due March 15, 2004               1,950,000      1,959,263
Newfoundland Province of Canada,
        7.32%, due October 13, 2023             1,950,000      1,966,282
Ontario Province of Canada,
        5.50%, due October 1, 2008              1,000,000        920,240
                                                4,900,000      4,845,785
UTILITIES - 3.16%
Consolidated Edison Company NY, Inc.,
        6.15%, due July 1, 2008                 2,000,000      1,915,960
Illinois Power Special Purpose Trust, Cl. A-6,
        5.54%, due June 25, 2009                2,000,000      1,873,120
                                                4,000,000      3,789,080
TOTAL CORPORATE BONDS                          58,163,808     58,272,614
(Cost $59,608,386)

ASSET-BACKED BONDS - 5.36%
California Infrastructure & Economic
        Development Bank Special Purpose Trust,
     6.42%, due September 25, 2008              2,500,000      2,486,200
California Infrastructure & Economic
        Development Bank Special Purpose Trust,
        6.22%, due March 25, 2004               1,000,000        997,500
Comed Transitional Funding Trust,
        5.63%, due June 25, 2009                1,250,000      1,173,038
Green Tree Financial Corp.,
        6.70%, due October 15, 2017               332,271        331,719
Green Tree Securitized Net Interest
        Margin Trust,
        7.25%, due July 15, 2005                  526,242        516,375
MBNA Master Credit Card Trust II,
        5.90%, due August 15, 2011              1,000,000        939,680
TOTAL ASSET-BACKED BONDS                        6,608,513      6,444,512
(Cost $6,597,711)

COMMERCIAL MORTGAGE-BACKED BONDS - 5.55%
DLJ Commercial Mortgage Corp.,
        6.11%, due December 10, 2007            2,348,308      2,286,665
JP Morgan Commercial Mortgage Financial Corp.,
        6.507%, due
        October 15, 2035                        1,500,000      1,448,640
Nomura Asset Securities Corp.,
        6.59%, due March 17, 2028               3,000,000      2,926,410
TOTAL COMMERCIAL MORTGAGE-BACKED BONDS          6,848,308      6,661,715
(Cost $6,906,259)

REVENUE BOND - 1.91%
New Jersey Economic Development Authority
        State Pension Funding Revenue,
        7.425%, due February 15, 2029           2,200,000      2,287,450
        (Cost $2,237,298)

U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 32.74%
U.S. GOVERNMENTAL AGENCY - 9.88%
Government National Mortgage Association
          7.50%, due March 15, 2007               100,261        101,326
          7.50%, due July 15, 2007                187,453        189,444
          8.00%, due October 15, 2007             244,308        251,102
          8.00%, due November 15, 2009          2,997,642      3,110,983
          9.50%, due April 15, 2016                24,260         26,147
          9.50%, due January 15, 2019              71,726         77,307
          8.00%, due May 15, 2022                 296,866        305,122
          7.00%, due March 15, 2024             3,284,002      3,243,970
          8.00%, due December 15, 2026          3,979,308      4,089,973
Small Business Administration guaranteed
  developent participation certificates
          9.80%, due July 1, 2008                 147,657        158,165
          10.05%, due August 1, 2008              133,520        142,609
          10.05%, due April 1, 2009               152,849        164,186
                                               11,619,852     11,860,334

U.S. GOVERNMENT SECURITIES - 9.01%
U.S. Treasury Notes
     11.125%, due August 15, 2003               1,520,000      1,812,843
     7.25%, due August 15, 2004                 2,850,000      3,031,687
     6.50%, due October 15, 2006                1,065,000      1,099,613
     8.125%, due May 15, 2021                   4,000,000      4,871,240
                                                9,435,000     10,815,383

*GOVERNMENT SPONSORED ENTERPRISES - 13.85%
Federal Home Loan Mortgage Corporation
     7.75%, due April 1, 2008                     172,714        177,733
     7.75%, due November 1, 2008                   36,681         37,747
     8.00%, due August 1, 2009                     34,343         35,599
     8.25%, due October 1, 2010                   290,802        303,978
     9.00%, due June 1, 2016                      103,954        110,872
     8.00%, due October 1, 2018                   150,449        155,950
     9.00%, due October 1, 2018                    72,872         77,266
     7.50%, due February 1, 2021                1,163,552      1,177,724
     6.00%, due November 1, 2028                6,381,699      6,014,751

Federal National Mortgage Association
     5.625%, due March 15, 2001                 3,385,000      3,379,516
     7.00%, due December 1, 2007                  383,800        379,721
     8.25%, due January 1, 2009                   136,206        140,973
     5.25%, due January 15, 2009                3,000,000      2,750,370
     8.00%, due February 1, 2009                  176,720        181,303
     7.50%, due September 1, 2011                 222,880        226,501
     8.50%, due July 1, 2013                       45,779         47,796
     9.50%, due June 25, 2018                     135,635        142,642
     9.25%, due October 1, 2020                    85,968         91,421
     6.50%, due March 1, 2029                   1,240,219      1,197,965
                                               17,219,273     16,629,828
TOTAL U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES           38,274,123     39,305,545
(Cost $39,727,306)

REPURCHASE AGREEMENT - 4.91%
UMB Bank, n.a., 4.29%, due July 1, 1999
     (Collateralized by U.S. Treasury Notes,
     6.25%, due August 31, 2000
     with a value of $6,018,197)                5,900,000      5,900,000
     (Cost $5,900,000)

TOTAL INVESTMENTS - 99.01%
                                                             118,871,836
(Cost $120,976,960)

Other assets less liabilities - 0.99%                          1,191,990

TOTAL NET ASSETS - 100.00%
                                                           $ 120,063,826

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.


Net unrealized depreciation for federal income tax purposes was $2,105,124, which is comprised of unrealized appreciation of $735,416 and unrealized depreciation of $2,840,540.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.



SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON BOND TRUST - PORTFOLIO S
                                                PRINCIPAL      MARKET
        DESCRIPTION                             VALUE          VALUE

CORPORATE BONDS - 46.51%
BANKS AND FINANCE - 8.72%
Associates Corporation North America,
        5.80%, due April 20, 2004            $    750,000   $    722,767
Chrysler Financial Corp.,
        6.375%, due January 28, 2000              600,000        601,722
Hellenic Republic,
        6.95%, due March 4, 2008                  375,000        375,412
Republic of Chile,
        6.875%, due April 28, 2009                200,000        185,318
Southern Investments UK PLC,
        6.375%, due November 15, 2001             300,000        296,688
SunTrust Banks, Inc.,
        6.00%, due February 15, 2026              700,000        665,679
Wachovia Capital Trust II,
        6.062%, due January 15, 2027              375,000        357,630
                                                3,300,000      3,233,848
COMMUNICATIONS - 5.10%
A T & T Capital Corp.,
        6.875%, due January 16, 2001              350,000        350,147
BellSouth Savings & Employee
        Stock Ownership Trust,
        9.19%, due July 1, 2003                   597,099        640,161
Time Warner Entertainment Company LP,
        8.375%, due March 15, 2023                300,000        324,951
WorldCom, Inc.,
        7.75%, due April 1, 2007                  550,000        575,988
                                                1,797,099      1,891,247
DIVERSIFIED - 2.10%
International Business Machines Corp.,
        6.22%, due August 1, 2027                 400,000        397,188
Lucent Technologies, Inc.,
        6.90%, due July 15, 2001                  375,000        381,330
                                                  775,000        778,518
INDUSTRIALS - 18.78%
Airgas, Inc.,
        7.14%, due March 8, 2004                  550,000        550,792
Cardinal Health, Inc.,
        6.25%, due July 15, 2008                  650,000        608,809
Comdisco, Inc.,
        6.375%, due November 30, 2001           1,000,000        997,350
Ford Motor Credit Company,
        5.75%, due February 23, 2004            1,600,000      1,544,080
Georgia Pacific Corp.,
        9.125%, due July 1, 2022                  375,000        390,679
Hydro-Quebec,
        8.05%, due July 7, 2024                   425,000        460,585
Oslo Seismic Services, Inc.,
        8.28%, due June 1, 2011                   484,777        495,030
Petroleum Geo-Services A/S,
        7.50%, due March 31, 2007                 500,000        498,880
Philip Morris Companies, Inc.,
        7.20%, due February 1, 2007               200,000        200,236
Philip Morris Companies, Inc.,
        6.15%, due March 15, 2000                 250,000        250,993
Raytheon Company,
        6.15%, due November 1, 2008               500,000        472,045
Service Corporation International,
        6.375% notes, due October 1, 2000         500,000        497,285
                                                7,034,777      6,966,764
TRANSPORTATION - 3.62%
Burlington Northern Santa Fe Corp.,
        6.05%, due March 15, 2001                 400,000        398,020
JB Hunt Transport Services, Inc.,
        6.25%, due November 17, 2000              350,000        351,974
United Airlines Pass-Thru Trusts,
        7.27%, due January 30, 2013               399,886        379,828
Wisconsin Central Transportation Corp.,
        6.625%, due April 15, 2008                225,000        213,865
                                                1,374,886      1,343,687

U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 4.46%
Canadian National Railway Company,
        7.00%, due March 15, 2004                 500,000        502,375
Ontario Province of Canada,
        5.50%, due October 1, 2008              1,250,000      1,150,300
                                                1,750,000      1,652,675
UTILITIES - 3.73%
Consolidated Edison Company NY, Inc.,
        6.15%, due July 1, 2008                   400,000        383,192
Long Island Lighting Company,
        7.30%, due July 15, 1999                1,000,000      1,000,590
                                                1,400,000      1,383,782

TOTAL CORPORATE BONDS                          17,431,762     17,250,521
(Cost $17,550,026)

ASSET-BACKED BONDS - 7.41%
California Infrastructure & Economic
        Development Bank Special Purpose Trust
        6.14%, due March 25, 2002                 305,111        306,512
        6.22%, due March 25, 2004                 300,000        299,250
        6.42%, due September 25, 2008             150,000        149,172
Comed Transitional Funding Trust,
        5.63%, due June 25, 2009                1,100,000      1,032,273
Green Tree Financial Corp.,
        6.70%, due October 15, 2017                90,620         90,469
Green Tree Securitized Net
        Interest Margin Trust,
        6.90%, due February 15, 2004              120,223        119,922
MBNA Master Credit Card Trust II,
        5.90%, due August 15, 2011                800,000        751,744
TOTAL ASSET-BACKED BONDS                        2,865,954      2,749,342
(Cost $2,820,075)

COMMERCIAL MORTGAGE-BACKED BONDS - 4.65%
DLJ Commercial Mortgage Corp.,
        6.11%, due December 10, 2007              751,459        731,732
JP Morgan Commercial Mortgage Financial Corp.,
        6.507%, due October 15, 2035              250,000        241,440
Nomura Asset Securities Corporation,
        6.59%, due March 17, 2028                 800,000        780,376
TOTAL COMMERICAL MORTGAGE-BACKED BONDS          1,801,459      1,724,916
(Cost $1,815,427)

U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 37.12%
U.S. GOVERNMENTAL AGENCY - 6.68%
Government National Mortgage Association
        8.00%, due October 15, 2007                17,713         18,205
        8.00%, due November 15, 2009              537,945        558,284
        7.50%, due October 15, 2011               309,472        316,241
        7.50%, due November 15, 2011              345,367        352,920
        9.50%, due September 15, 2019              15,054         16,225
        8.00%, due December 15, 2022              193,895        199,287
        7.00%, due May 15, 2024                   614,746        607,253
        8.00%, due November 15, 2026              371,592        381,927
Small Business Administration
        guaranteed development
        participation certificates
        9.80%, due July 1, 2008                    24,609         26,361
                                                2,430,393      2,476,703

U.S. GOVERNMENT SECURITIES - 6.00%
U.S. Treasury Bonds
        11.125%, due August 15, 2003              700,000        834,862
U.S. Treasury Notes
        7.25%, due August 15, 2004                250,000        265,938
        5.625%, due February 15, 2006             250,000        246,250
        6.50%, due October 15, 2006               850,000        877,625
                                                2,050,000      2,224,675

*GOVERNMENT SPONSORED ENTERPRISES - 24.44%
Federal Home Loan Mortgage Corporation
        8.25%, due July 1, 2008                    20,239         20,745
        8.00%, due January 1, 2012                471,656        486,098
        9.00%, due June 1, 2016                    83,963         89,551
        8.00%, due May 1, 2017                     40,919         42,414
        9.00%, due May 15, 2021                   105,463        109,516
        6.00%, due November 1, 2028             1,963,599      1,850,693
Federal National Mortgage Association
        5.625%, due March 15, 2001              4,425,000      4,417,832
        7.00%, due December 1, 2007                71,277         70,520
        5.25%, due January 15, 2009               800,000        733,432
        8.25%, due January 1, 2009                 14,188         14,683
        7.50%, due September 1, 2011              222,879        226,501
        9.25%, due October 1, 2020                 45,246         48,116
        6.50%, due March 1, 2029                  992,175        958,372
                                                9,256,604      9,068,473

TOTAL U.S. GOVERNMENTAL AGENCY,
U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES
                                               13,736,997     13,769,851
(Cost $13,948,873)

REPURCHASE AGREEMENT - 4.04%
UMB Bank, n.a., 4.29%, due July 1, 1999
     (Collateralized by U.S. Treasury Notes,
     6.25%, due August                                          31, 2000
     with a value of $1,530,259)
                                                1,500,000      1,500,000
(Cost $1,500,000)

TOTAL INVESTMENTS - 99.73%                                    36,994,630
(Cost $37,634,401)

Other assets less liabilities - 0.27%                             99,532

TOTAL NET ASSETS - 100.00%                                 $  37,094,162

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.


Net unrealized depreciation for federal income tax purposes was $639,771, which is comprised of unrealized appreciation of $112,951 and unrealized depreciation of $752,722.


*Mortgage-backed securities

See accompanying Notes to Financial Statements.

BABSON MONEY MARKET FUND

The economic tug of war between strength at home and weakness abroad produced a roller coaster ride for money market investors in the twelve months ended in June.

The fiscal year began with most market participants convinced that the Federal Reserve was about to begin a round of short-term rate increases. GDP growth had been stronger than expected and the weakness of the Asian economies, while dampening U.S. manufacturing, had done little to slow the American economy.

The outlook for rate hikes turned on a dime last August. The spreading of the "Asian flu" to Russia was the catalyst that disrupted financial markets to such a point that the Federal Reserve had to hurriedly ease three times to prevent an unnecessary recession. This decline in interest rates did calm financial markets, and also unleashed a flood of mortgage refinancings by homeowners. By permanently lowering their monthly mortgage payments, consumers were able to dramatically increase their level of spending.

As calendar 1999 progressed, it became apparent that the increased consumer spending was keeping the economy very strong and market rates began a sustained rise. Intermediate- and long-term rates rose by 1 percent and money market rates such as six-month commercial paper rose more than one-half percent. These increases did not slow the economy, so on June 30, the Fed hiked the Federal Funds rate by one-quarter of a percent. No one knows if this tightening of monetary policy will only be the first of a series. It is clear that the Fed will keep tightening until the economy shows some signs of slowing.

What investors should remember from the past year is that sentiment and markets can turn on a dime. In money market investing, investors should focus on quality and liquidity since the rewards for riskier strategies are meager. This has been our policy at the Babson Money Market Fund, and we feel that it will continue to benefit our shareholders.

The seven-day yield for Babson Money Market Fund's Prime
Portfolio was 4.10% and the Federal Portfolio was 4.00%, as of June 30, 1999.

Money market funds are neither insured nor guaranteed by the U.S.
Government. There is no assurance that the fund will maintain a stable net asset value of one dollar per share.


SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON MONEY MARKET FUND - PRIME

                                        PRINCIPAL       MARKET
DESCRIPTION                              AMOUNT         VALUE

SHORT-TERM CORPORATE NOTES - 76.13%
Anheuser-Busch Companies, Inc.,
     4.92%, due July 19, 1999           $1,800,000     $1,795,572
Caterpillar Financial Services,
     4.83%, due August 9, 1999           1,600,000      1,591,628
Coca-Cola Company,
     5.00%, due September 7, 1999        1,800,000      1,783,000
duPont (E.I.) deNemours & Company,
     4.83%, due July 17, 1999            1,800,000      1,795,653
Ford Motor Credit Company,
     4.79%, due September 7, 1999        2,000,000      1,981,904
Fortune Brands, Inc.,
     5.02%, due August 9, 1999           1,800,000      1,790,211
General Electric Capital Company,
     4.73%, due July 19, 1999            1,800,000      1,795,743
General Mills, Inc.,
     4.84%, due July 7, 1999             1,800,000      1,798,548
General Motors Acceptance Corp.,
     4.76%, due November 3, 1999         1,800,000      1,770,250
Grainger (W.W.), Inc.,
     5.00%, due July 12, 1999            1,800,000      1,797,250
Heinz (H.J.) Company,
     4.82%, due July 22, 1999            1,800,000      1,794,939
Lucent Technologies, Inc.,
     4.83%, due July 15, 1999            1,000,000        998,122
McGraw-Hill Companies, Inc.,
     4.75%, due August 3, 1999           1,900,000      1,891,727
Proctor & Gamble Company,
     4.88%, due August 2, 1999           1,800,000      1,792,192
Sara Lee Corp.,
     4.82%, due July 6, 1999             1,800,000      1,798,795
Shell Oil Company,
     5.00%, due July 12, 1999            1,800,000      1,797,250
Xerox Corp.,
     5.04%, due September 27, 1999       1,800,000      1,777,824
TOTAL SHORT-TERM CORPORATE NOTES        29,900,000     29,750,608
(Cost $29,750,608)

GOVERNMENT SPONSORED ENTERPRISES - 11.39%
Federal Home Loan Mortgage Corporation
     Discount Notes,
     4.69%, due October 18, 1999         2,500,000      2,464,499
Federal National Mortgage Association
     Discount Notes,
     5.21%, due July 16, 1999            1,000,000        997,829
Federal National Mortgage Association
     Discount Notes,
     4.63%, due September 20, 1999       1,000,000        989,583

TOTAL GOVERNMENT SPONSORED ENTERPRISES   4,500,000      4,451,911
(Cost $4,451,911)

REPURCHASE AGREEMENT - 13.12%
Morgan Guaranty Trust Company,
        4.60%, due July 1, 1999
        (Collateralized by U.S.
        Treasury Bonds,
        6.875%, due August 15, 2025
        with a value of $5,228,541)      5,126,000      5,126,000
(Cost $5,126,000)

TOTAL INVESTMENTS - 100.64%                            39,328,519
(Cost $39,328,519)

Other assets less liabilities - (0.64%)                  (252,251)

TOTAL NET ASSETS - 100.00%                            $39,076,268


The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.


SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON MONEY MARKET FUND - FEDERAL

                                                PRINCIPAL      MARKET
DESCRIPTION                                      AMOUNT         VALUE

GOVERNMENT SPONSORED ENTERPRISES - 85.04%
Federal Farm Credit Banks Discount Notes,
     4.70%, due August 5, 1999              $     500,000     $    497,715
Federal Home Loan Banks Discount Notes,
     4.51%, due October 22, 1999                1,000,000          985,844
Federal Home Loan Mortgage Corporation
     Discount Notes
     4.83%, due July 9, 1999                    3,000,000        2,996,780
     4.73%, due August 2, 1999                  1,000,000          995,796
     4.67%, due August 26, 1999                 1,000,000          992,736
Federal National Mortgage Association
     Discount Notes
     4.77%, due July 1, 1999                    1,500,000        1,500,000
     4.73%, due July 28, 1999                   1,000,000          996,452
     4.71%, due September 13, 1999              1,000,000          990,318
     5.00%, due September 14, 1999              1,500,000        1,484,375
TOTAL GOVERNMENT SPONSORED ENTERPRISES         11,500,000       11,440,016
(Cost $11,440,016)

REPURCHASE AGREEMENT - 14.70%
Morgan Guaranty Trust Company,
        4.60%, due July 1, 1999
        (Collateralized by U.S.
        Treasury Bonds,
        6.875%, due August 15, 2025
        with a value of $2,017,560)             1,978,000        1,978,000
(Cost $1,978,000)

TOTAL INVESTMENTS - 99.74%                                      13,418,016
(Cost $13,418,016)

Other assets less liabilities - 0.26%                               34,931

TOTAL NET ASSETS - 100.00%                                   $  13,452,947


The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

Babson Tax-Free Income Fund

#For the fiscal year ended June 30, 1999 total investment returns (price change and reinvested distributions) for the Tax-Free Long and Short portfolios were 1.70% and 1.96%, respectively. Portfolio MM's price remained at $1.00 and provided a return of 2.70% for the same period. The average maturities of Portfolios L, S and MM were 13.8 years, 4.2 years and 42 days, respectively.

Tax-exempt interest rates increased during the past year as a result of the overall weakness in the fixed income markets. Interest rates have been on the rise due to inflationary fears and speculation over whether the Federal Reserve Board would raise the Federal Funds rate to slow down the economy. Most of the increase in tax-exempt interest rates occurred during the past four months, and therefore, 1999 year-to-date municipal returns are negative. Coupon income was insufficient to offset losses in principal. Shorter maturities had the best performance and this explains why Portfolio L posted the lowest returns of the three portfolios for the one-year period.

Currently, at two hundred basis points, the municipal yield curve (the yield differential between one and thirty years) is twice as steep as the Treasury curve. The front end of the curve is the steepest and this enables investors to pick up almost one percentage point in yield by moving from a one-year maturity to a five-year maturity. In fact, investors can capture seventy-five percent of the entire yield curve by investing in fifteen-year maturities. Due to the higher level of interest rates and reallocation of funds from over-weighted equity positions, retail demand for municipal bonds has increased.

Over the past several years, issuance in the municipal market has had a tremendous influence on the level of tax-exempt interest rates. While issuance during 1998 was at near record levels, 1999 year-to-date issuance has declined considerably. Refunding issuance declined the most because the back up in interest rates caused many of these deals to be postponed or cancelled. This decline in municipal issuance is in stark contrast to the increase in corporate bond issuance during 1999. The tremendous amount of corporate debt issuance caused corporate credit spreads to widen out. Municipal bond quality spreads, on the other hand, remain relatively narrow by historical standards.

Credit quality in the municipal market remains very strong. The number of ratings upgrades continues to outnumber the number of downgrades. A strong economy has certainly been the catalyst for ratings upgrades, but increasingly diversified regional economies and prudent financial management have also been key factors. Because of the powerful national economy, state and local tax governments are seeing greater than anticipated revenues. The tax-backed sector continues to benefit from increasing personal and corporate income taxes, property taxes and sales taxes.


QUALITY RATINGS
                      PORTFOLIO  PORTFOLIO    PORTFOLIO
                          L         S             MM
Aaa                      51%       56%            79%
Aa                       28        22             21
A                        17        13              0
Lower                     4         9              0
Total                   100%      100%           100%
Source: Moody's


CHART - BABSON TAX-FREE INCOME FUND
PORTFOLIOS L & S VERSUS LIPPER GENERAL MUNICIPAL BOND FUNDS AND
LIPPER SHORT TERM MUNICIPAL BOND FUNDS


SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON TAX-FREE INCOME FUND - PORTFOLIO L

                                                        PRINCIPAL      MARKET
        DESCRIPTION                                     AMOUNT         VALUE

ALABAMA
        Jefferson County Sewer,
        5.00%, due February 1, 2033                 $   1,000,000  $   920,000

ARIZONA
        Maricopa County Unified School District #48,
        9.25%, due July 1, 2007                           500,000      649,375

ARKANSAS
        Arkansas, Series B,
        0.00%, due June 1, 2010                         1,000,000      582,500
        University of Arkansas
        (Athletic Facilities Fayetteville),
        4.80%, due September 15, 2007                   1,000,000      996,250

CALIFORNIA
        Santa Rosa Water, Series B,
        6.00%, due September 1, 2015                      500,000      546,875
        University of California, Series D,
        5.75%, due July 1, 2013                         1,000,000    1,050,000

COLORADO
        Adams County School District #12,
        6.20%, due December 15, 2010                      500,000      527,500

DISTRICT OF COLUMBIA
        District of Columbia, Series A,
        5.75%, due June 1, 2003                            35,000       36,400
        District of Columbia, Series A,
        5.75%, due June 1, 2003                           465,000      484,762

FLORIDA
        Dade County,
        0.00%, due October 1, 2027                      1,000,000      195,000
        Florida State Public Board of Education,
        Series A,
        7.25%, due June 1, 2023                         1,000,000    1,050,530
        Miami-Dade County, Series A,
        0.00%, due October 1, 2015                        500,000      208,125
        Palm Beach County Airport,
        7.75%, due October 1, 2010                        500,000      544,375
        Tampa (Catholic Health Care East),
        4.875%, due November 15, 2023                     500,000      454,375

ILLINOIS
        Chicago, Series B,
        5.125%, due January 1, 2022                     1,000,000      966,250
        Lake County School District,
        5.00%, due December 15, 2014                    1,000,000      970,000

INDIANA
        Indiana Bond Bank Special Program,
        Series 94 A-1,
        5.60%, due August 1, 2015                         500,000      517,500

KANSAS
        Johnson County Unified School District #229,
        Series A,
        4.90%, due October 1, 2011                      1,000,000      985,000

LOUISIANA
        St. Tammany Parish Hospital Service
        District #2 (Slidell Memorial Hospital
        & Medical Center),
        6.125%, due October 1, 2011                      500,000       535,000

MASSACHUSETTS
        Massachusetts Health & Education, Series D,
        5.75%, due July 1, 2014                          500,000       513,750
        Massachusetts Housing Finance Agency
        Projects, Series A,
        6.375%, due April 1, 2021                        975,000     1,028,625

MICHIGAN
        Michigan State Hospital Finance Authority
        (Mercy Health Services), Series Q,
        5.375%, due August 15, 2026                      500,000       488,750

NEVADA
        Clark County School District, Series A,
        6.75%, due March 1, 2007                         500,000       521,250
        Nevada (Natural Resources), Series C,
        5.375%, due May 15, 2017                         500,000       499,375

NEW HAMPSHIRE
        New Hampshire Higher Education &
        Health Facility (Concord Hospital),
        5.70%, due October 1, 2010                       500,000       526,875
        New Hampshire Higher Education &
        Health Facility (Franklin Pierce Law Center),
        5.50%, due July 1, 2018                          500,000       476,875

NEW JERSEY
        New Jersey Turnpike,
        10.375%, due January 1, 2003                     115,000       128,369

NEW YORK
        Battery Park City, Series A,
        5.00%, due November 1, 2004                    1,000,000     1,021,250
        New York City Municipal Water
        Financing Authority, Series A,
        6.80%, due June 15, 2004                       1,000,000     1,056,250
        New York Dormitory
        (State University Education Facility),
        Series B,
        6.10%, due May 15, 2008                        1,000,000     1,087,500
        New York Environmental, Series B,
        6.65%, due September 15, 2013                    500,000       540,000

RHODE ISLAND
        Rhode Island Depositors
        Economic Protection Corp., Series B,
        5.80%, due August 1, 2009                        500,000       531,250
        Rhode Island Industrial Facility Corp.,
        9.125%, due October 1, 2000                       40,000        40,158

TEXAS
        San Antonio Electric & Gas,
        5.75%, due February 1, 2011                      295,000       303,481
        San Antonio Electric & Gas,
        5.75%, due February 1, 2011                      205,000       214,225
        Texas Public Finance, Series A,
        6.00%, due February 1, 2008                      500,000       533,750

VIRGINIA
        Danville Industrial Development
        (Danville Regional Medical Center),
        6.375%, due October 1, 2014                     500,000        547,500
        Fairfax County Industrial Development,
        5.50%, due August 15, 2009                      500,000        513,750
        Virginia State University,
        5.75%, due May 1, 2021                          500,000        513,750

WASHINGTON
        Tacoma Conservation System Project
        (Tacoma Public Utilities),
        6.50%, due January 1, 2012                      500,000        538,125
        Washington, Series DD-13,
        5.875%, due March 1, 2014                       500,000        525,000
        Washington Public Power Supply System
        Nuclear Project #2, Series 94 A,
        5.375%, due July 1, 2011                        500,000        504,375

WISCONSIN
        Wisconsin Public Power,
        5.90%, due July 1, 2011                         500,000        530,625


TOTAL INVESTMENTS - 98.08%                                          25,404,675
(Cost $24,551,804)

Other assets less liabilities - 1.92%                                  497,706

TOTAL NET ASSETS - 100.00%                                       $  25,902,381

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $852,871, which is comprised of unrealized appreciation of $1,029,154 and unrealized depreciation of $176,283.

See accompanying Notes to Financial Statements.


SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON TAX-FREE INCOME FUND - PORTFOLIO S

                                                        PRINCIPAL      MARKET
        DESCRIPTION                                     AMOUNT         VALUE

ARIZONA
        Chandler,
        6.90%, due July 1, 2005                    $  1,000,000   $  1,055,000
        Maricopa County Unified School District #93,
        6.40%, due July 1, 2005                         500,000        542,500

ARKANSAS
        University of Arkansas
        (Athletic Facilities Fayetteville),
        4.50%, due September 15, 2003                   500,000        502,500
COLORADO
        Jefferson County School District #R-001,
        Series A,
        6.00%, due December 15, 2006                    500,000        542,500

DISTRICT OF COLUMBIA
        District of Columbia, Series A,
        5.75%, due June 1, 2003                         465,000        484,763
        District of Columbia, Series A,
        5.75%, due June 1, 2003                          35,000         36,400

GUAM
        Guam Government Limited Obligation,
        Series A,
        5.75%, due May 1, 2001                          500,000        515,000

ILLINOIS
        Du Page & Will Counties Community
        School District #204,
        7.25%, due December 30, 2004                    500,000        565,000

INDIANA
        Kokomo-Center School Building Corp.,
        6.75%, due July 15, 2007                        250,000        281,563

MASSACHUSETTS
        Massachusetts Health & Education
        (Milford-Whitinsville Regional), Series C,
        4.75%, due July 15, 2003                        500,000        496,250
        Massachusetts Housing Finance Agency Projects,
        Series A, 5.35%, due April 1, 2003              500,000        516,250

MICHIGAN
        Utica Community Schools,
        5.375%, due May 1, 2005                         500,000        520,000

MISSOURI
        Jackson County Industrial Development
        Authority (St. Joseph Health Center),
        4.60%, due July 1, 2001                         500,000        503,750
        Sikeston Electric,
        5.80%, due June 1, 2002                         500,000        520,625

NEVADA
        Washoe County Hospital, Series A,
        5.25%, due June 1, 2001                         500,000        510,000
        Washoe County (Reno Sparks Bowling Facility),
        Series A, 5.40%, due July 1, 2006               500,000        518,125

NEW MEXICO
        Las Cruces School District,
        6.125%, due August 1, 2000                      500,000        512,585

NEW YORK
        Battery Park City,
        6.00%, due November 1, 2003                     500,000        530,625
        Metropolitan Transportation,
        5.00%, due April 1, 2008                        500,000        503,750
        New York Medical Care Finance Agency, Series F,
        6.00%, due August 15, 2002                      500,000        523,125
        New York Medical Care Finance Agency, Series A,
        5.40%, due August 15, 2004                      285,000        288,562
        New York State Dormitory,
        5.35%, due November 1, 2005                     500,000        519,375
        New York State,
        5.00%, due April 1, 2009                        500,000        501,250

NORTH CAROLINA
        North Carolina Eastern Municipal Power Agency,
        Series 93 B,
        5.375%, due January 1, 2001                     500,000        503,750

OHIO
        Columbus City School District,
        6.65%, due December 1, 2012                     500,000        546,250
        Ohio Special Obligation, Series A,
        5.55%, due June 1, 2000                         500,000        509,235
        Ohio State Building Authority,
        4.00%, due October 1, 2004                      250,000        243,750

PENNSYLVANIA
        North Hampton County,
        4.20%, due August 15, 2008                      500,000        475,625

TENNESSEE
        Shelby County,
        4.75%, due June 1, 2009                         500,000        491,875
        Tennessee Housing Development Agency,
        Series A,
        4.95%, due July 1, 2000                         500,000        505,415
TEXAS
        Fort Bend County,
        4.55%, due October 1, 2011                      500,000        500,980
        Houston, Series C,
        5.90%, due March 1, 2003                        140,000        145,425
        Houston, Series C,
        5.90%, due March 1, 2003                        360,000        373,950
        San Antonio Water,
        0.00%, due May 1, 2010                        1,250,000        604,325

WASHINGTON
        Washington Public Power Supply System
        Nuclear Project #2, Series B,
        5.10%, due July 1, 2004                         500,000        513,750
        Washington Public Power Supply System
        Nuclear Project #2, Series B,
        7.50%, due July 1, 2004                         300,000        317,178
        Washington, Series B,
        5.00%, due January 1, 2008                      500,000        502,500

WISCONSIN
        Chippewa Valley Techonologies College
        District, Series A,
        4.75%, due April 1, 2007                        500,000        498,125
        Milwaukee County, Series A,
        5.35%, due September 1, 2001                    500,000        512,500
        Milwaukee Metropolitan Sewer District, Series A,
        7.00%, due September 1, 2000                    500,000        518,750

TOTAL INVESTMENTS - 101.60%                                         19,252,881
(Cost $19,256,749)

Other assets less liabilities - (1.60%)                              (302,947)

TOTAL NET ASSETS - 100.00%                                        $ 18,949,934

The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal income tax purposes was $3,868, which is comprised of unrealized appreciation of $217,099 and unrealized depreciation of $220,967.

See accompanying Notes to Financial Statements.


SCHEDULE OF INVESTMENTS

JUNE 30, 1999
BABSON TAX-FREE INCOME FUND - PORTFOLIO MM

                                                        PRINCIPAL      MARKET
        DESCRIPTION                                     AMOUNT         VALUE

ALABAMA
        Montgomery Industrial,
        3.30%, due July 7, 1999                    $    300,000   $    300,000

ALASKA
        Alaska Housing Finance Corp., Series C,
        3.30%, due June 1, 2026*                        500,000        500,000

COLORADO
        Denver City & County,
        7.00%, due October 1, 1999                      200,000        201,945

CONNECTICUT
        Connecticut, Series 97 B,
        3.60%, due May 15, 2014*                        200,000        200,000
        Connecticut,
        4.60%, due May 15, 2000                         150,000        151,273
        Connecticut,
        3.38%, due July 1, 2000                         200,000        200,000
        Connecticut,
        3.60%, due July 1, 1999                         200,000        200,000
        Redding,
        5.85%, due April 15, 2000                       175,000        178,092

FLORIDA
        Dade County Water & Sewer System,
        3.30%, due October 5, 2022*                     400,000        400,000
        Dade County (Florida Power & Light),
        3.40%, due June 1, 2021                         200,000        200,000

GEORGIA
        Metro Atlanta Rapid Transit Authority,
        5.50%, due July 1, 1999                         175,000        175,000
        Municipal Gas Authority, Series 97 B,
        3.30%, due September 1, 2007                    200,000        200,000
        De Kalb Private Hospital Authority
        (Egleston Childrens Hospital), Series A,
        3.35%, due March 1, 2024*                       300,000        300,000

ILLINOIS
        Illinois Health Facilties
        (Rush-Presbyterian, St. Lukes), Series B,
        3.50%, due November 15, 2023*                   200,000        200,000
        Lake County Industrial,
        3.00%, due December 15, 1999                    190,000        190,000
        Northbrook,
        3.75%, due November 1, 1999                     500,000        500,985

INDIANA
        St. Joseph County Education Facilities
        (University of Notre Dame),
        3.60%, due March 1, 2033*                       300,000        300,000

MICHIGAN
        Michigan State Building Authority,
        3.15%, due August 5, 1999                       200,000        200,000
        Michigan State Building Authority, Series I,
        4.90%, due October 1, 1999                      100,000        100,405

MISSISSIPPI
        Jackson County, Series 92,
        3.40%, due June 1, 2023*                        200,000        200,000

MISSOURI
        Missouri Health & Education Facilities
        Authority (Washington University), Series B,
        3.45%, due September 1, 2030*                   200,000        200,000

MONTANA
        Montana, Series C,
        4.50%, due August 1, 1999                       100,000        100,125

NEBRASKA
        Omaha Public Power District,
        4.30%, due February 1, 2000                     100,000        100,569

NEW MEXICO
        Albuquerque Airport, Series 95,
        3.30%, due July 1, 2014*                        200,000        200,000
        Hurley (British Petroleum),
        3.40%, due December 1, 2015*                    200,000        200,000

NEW JERSEY
        Bergen County,
        6.35%, due January 15, 2000                     180,000        182,943

NEW YORK
        New York City Municipal Water
        Finance Authority, Series G,
        3.40%, due June 15, 2024*                        200,000       200,000
        Port Authority of New York/New Jersey,
        3.40%, due June 1, 2020                          100,000       100,000

NORTH CAROLINA
        Charlotte Airport, Series 93 A,
        3.30%, due July 1, 2016*                         300,000       300,000
        Raleigh Durham Airport Authority,
        3.45%, due November 1, 2005                      100,000       100,000
        Winston-Salem Water & Sewer System,
        3.35%, due June 1, 2014*                         200,000       200,000

OHIO
        Ohio Highway, 4.80%, due May 1, 2000             100,000       101,054
        Ohio State University,
        3.13%, due August 26, 1999                       300,000       300,000

RHODE ISLAND
        Rhode Island Correction Facility,
        6.85%, due August 1, 1999                        150,000       153,384

TENNESSEE
        Tennessee, Series 98 C,
        3.30%, due July 2, 2001*                         200,000        200,000

TEXAS
        Harris County, Series A,
        3.25%, due July 14, 1999                         100,000        100,000
        Harris County, Series B,
        3.05%, due July 19, 1999                         200,000        200,000
        Lone Star Airport Improvement Authority,
        Series B-4, 3.85%, due
        December 1, 2014*                                100,000       100,000
        Lower Neches Valley Authority
        Industrial Development Corp.,
        3.30%, due February 1, 2004*                     500,000       500,000
        Southwest Higher Education Authority, Series 85,
        3.45%, due July 1, 2015*                         300,000       300,000

UTAH
        Utah Transit Authority,
        3.65%, due May 1, 2028*                          400,000       400,000
        Intermountain Power Agency,
        3.125%, due September 15, 1999                   200,000       200,000

WASHINGTON
        Seattle Municipal Light & Power,
        3.30%, due November 1, 2018                      200,000       200,000
        Washington, Series 96 B,
        3.40%, due June 1, 2020*                         200,000       200,000
        Washington Public Power Supply System
        Nuclear Project #1, Series 1A-1,
        3.40%, due July 1, 2017*                         100,000       100,000

WISCONSIN
        Oak Creek (Wisconsin Electric Power Co),
        3.45%, due August 1, 2016                        400,000       400,000
        Sheboygan (Wisconsin Power & Light Co),
        3.75%, due August 1, 2014*                       300,000       300,000
        Milwaukee County, Series A,
        5.10%, due September 1, 1999                     100,000       100,307
        Wisconsin, Series 1,
        4.80%, due November 1, 1999                      100,000       100,526

WYOMING
        Sublette County,
        3.40%, due November 1, 2014                     300,000        300,000

TOTAL INVESTMENTS - 105.18%                                         11,036,608
(Cost $11,036,608)

Other assets less liabilities - (5.18%)                              (543,478)

TOTAL NET ASSETS - 100.00%                                       $  10,493,130


The identified cost of investments owned at June 30, 1999 was the same for financial statement and federal income tax purposes.


*Variable rate security

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1999
(IN THOUSANDS EXCEPT PER SHARE DATA)


                                            BABSON    BABSON    BABSON    SHADOW    BABSON
                                       ENTERPRISE ENTERPRISE II GROWTH     STOCK     VALUE
                                              FUND   FUND         FUND      FUND      FUND
ASSETS:
  Investments at cost                     $144,454   $61,738  $292,482   $40,833  $851,750
  Investments at value                    $158,320   $77,455  $497,031   $50,084$1,243,393
  Cash denominated in foreign currencies
  (cost $38)                                     -         -         -         -         -
  Cash                                           4         -         -         -         -

  Receivables:
    Investments sold                           573       110         -         -       559
    Dividends                                  197        80       280        62     1,211
    Interest                                     1         -         1         -         3
    Fund shares sold                             -        60         -       308       606
    Foreign tax                                  -         -         -         -         -
    Other                                        -         -         -         -         -
  Prepaid registration fees                      -         -         -         -         -
      Total assets                         159,095    77,705   497,312    50,454 1,245,772
LIABILITIES AND NET ASSETS:
  Cash overdraft                                 -        22     2,027       142       855
  Payables:
    Management fees                            137        73       312        31       987
    Registration fees                            -         -         -         -         -
    Dividends                                    -         -         -         -         -
    Investments purchased                    3,579       301     4,632         -         -
    Fund share redemptions                       -         -         -         -         -
    Foreign tax withholding                      -         -         -         -         -
    Other                                        -         -         -         8         -
      Total liabilities                      3,716       396     6,971       181     1,842
NET ASSETS                                $155,379   $77,309  $490,341   $50,273$1,243,930

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)                              $129,588   $59,700  $251,566   $39,681  $793,400
  Undistributed net investment income          287        48         -       191       450
  Undistributed net realized gain (loss)
    from investment transactions and
    foreign currency transactions           11,638     1,844    34,226     1,150    58,437
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and liabilities
    in foreign currencies                   13,866    15,717   204,549     9,251   391,643

NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES                      $155,379   $77,309  $490,341   $50,273$1,243,930
Capital shares, $1.00 par value
  Authorized                                20,000    10,000   100,000    10,000    50,000
  Outstanding                               10,556     3,158    24,508     4,168    24,219
NET ASSET VALUE PER SHARE                   $14.72    $24.48    $20.01    $12.06    $51.36

See accompanying Notes to Financial Statements.



ASSETS:

                                                                     BABSON      BABSON       BABSON
     BABSON-       BABSON      BABSON       BABSON      BABSON     TAX-FREE    TAX-FREE     TAX-FREE
STEWART IVORY  BOND TRUST  BOND TRUST MONEY MARKETMONEY MARKET  INCOME FUND INCOME FUND  INCOME FUND
INTERNATIONAL PORTFOLIO L PORTFOLIO S   FUND PRIMEFUND FEDERAL  PORTFOLIO L PORTFOLIO S PORTFOLIO MM
        FUND
     $62,719     $120,977     $37,635      $39,329     $13,418       $4,552     $19,257      $11,037
     $82,073     $118,872     $36,995      $39,329     $13,418      $25,405     $19,253      $11,037
          38            -           -            -           -            -           -            -
           -          855         425            -          79          201           -            -


       1,782           75           8            -           -            -           -            -
         160            -           -            -           -            -           -            -
           -        1,806         585            1        -417          308          66
       4,633           27           -            -           -            -           -            -
          97            -           -            -           -            -           -            -
           -           37          26            -           -            -           -            -
           -            -           -           13           9            -           -            -
      88,783      121,672      38,039       39,343      13,506       26,023      19,561       11,103

           -            -           -          109           -            -         532          377

          69           90          19           28          10           20          15            5
           -            -           -            -           -            6           5            2
           -          573         178          130          43           95          59           26
           -          935         748            -           -            -           -          200
          83           10           -            -           -            -           -            -
          18            -           -            -           -            -           -            -
           3            -           -            -           -            -           -            -
         173        1,608         945          267          53          121         611          610
     $88,610     $120,064     $37,094      $39,076     $13,453      $25,902     $18,950      $10,493
     $62,489     $125,477     $39,722      $39,083     $13,453      $24,893     $18,854      $10,493
       (488)            -           -            -           -            -           1            -

       7,269      (3,308)     (1,988)          (7)           -          156          99            -

      19,340      (2,105)       (640)            -           -          853         (4)            -

     $88,610     $120,064     $37,094      $39,076     $13,453      $25,902     $18,950      $10,493

      10,000    Unlimited   Unlimited    1,000,000   1,000,000       50,000      50,000      100,000
       4,549       78,931       3,864       39,061      13,451        2,906       1,795       10,487
      $19.48        $1.52       $9.60        $1.00       $1.00        $8.91      $10.56        $1.00

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, EXCEPT AS INDICATED
(IN THOUSANDS)


                                                 BABSON             BABSON         BABSON    SHADOW     BABSON
                                               ENTERPRISE        ENTERPRISE II     GROWTH     STOCK      VALUE
                                                 FUND                FUND            FUND      FUND      FUND
                                           1999(1)   1998(2)   1999(1)   1998(2)      1999     1999      1999(1)
INVESTMENT INCOME:
  Dividends                                 $1,200    $2,545      $550    $1,141    $3,443      $876     $14,610
  Interest                                      87       282        26       230       696        91     773
  Foreign tax withheld                           -         -         -         -         -         -     (149)
                                             1,287     2,827       576     1,371     4,139       967     15,234
EXPENSES:
  Management fees                              990     2,199       513       999     3,700       375     7,202
  Registration fees                             10        26        15        32        32        44     68
  Custody and pricing service fees               -         -         -         -         -        94     -
    Total expenses before voluntary
    reduction of management fees             1,000     2,225       528     1,031     3,732       513     7,270
    Less: voluntary reduction
     of management fees                          -         -         -         -         -         -     -
  Net expenses                               1,000     2,225       528     1,031     3,732       513     7,270
  Net investment income                        287       602        48       340       407       454     7,964
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
  Investment transactions                   11,805    28,111     1,859     4,678    78,657     3,419     68,640
  Foreign currency transactions                  -         -         -         -         -         -         -
  Net unrealized appreciation
   (depreciation) during the period on:
  Investments                              (6,426)  (51,434)     5,370  (10,623)   (2,914)   (4,111)     84,680
  Translation of assets and liabilities
  in foreign currencies                          -         -         -         -         -         -         -
  Net gain (loss) on investments
  and foreign currency                       5,379  (23,323)     7,229   (5,945)    75,743     (692)     153,320
  Net increase (decrease) in net assets
  resulting from operations                 $5,666 $(22,721)    $7,277  $(5,605)   $76,150    $(238)     $161,284

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.

See accompanying Notes to Financial Statements.


                  Babson-                                                  Babson      Babson    Babson       Babson     Babson
            Stewart Ivory                                              Money Market  Money MarketTax-Free     Tax-Free   Tax-Free
Babson      International    Babson Bond Trust    Babson Bond Trust         Fund        Fund     Income Fund Income Fund Income Fund
Value Fund           Fund    Portfolio Portfolio   Portfolio Portfolio     Prime     Federal     Portfolio   Portfolio   Portfolio
                               L           L          S            S     Portfolio    Portfolio      L            S         MM
   1998(2)         1999      1999(1)     1998(2)    1999(1)      1998(2)     1999         1999      1999       1999       1999
   $31,990         $1,428         $-         $-         $-          $-         $-$         -$         -$         -$          -$
     2,872             92      4,895      8,902      1,428       2,557       2,013        710      1,440        999         374
         -          (155)          -          -          -           -           -          -           -         -          -
    34,862          1,365      4,895      8,902      1,428       2,557       2,013        710       1,440        999        374

    14,844            885        692      1,226        215         370         330        118        259        197           6
       204             27         15         26          5           7          13          4          15        12          58
         -            233          -          -          -           -           -          -          -         -

    15,048          1,145        707      1,252        220         377         343        122         274        209         64
         -              -          -          -       (71)       (117)           -                      -          -          -
    15,048          1,145        707      1,252        149         260         343        122         274        209         64
    19,814            220      4,188      7,650      1,279       2,297       1,670        588       1,166        790        310





    75,274         10,042         97      2,150        156         337           -          -         157        107          -
         -          (925)          -          -          -           -           -          -           -          -          -

  (55,316)        (4,705)    (5,777)        394    (1,355)         155           -          -       (827)       (472)         -

         -           (14)          -          -          -           -           -          -           -          -          -

    19,958          4,398    (5,680)      2,544    (1,199)         492           -          -       (670)      (365)          -

   $39,772         $4,618   $(1,492)    $10,194        $80      $2,789      $1,670       $588        $496       $425       $310

Statements of Changes in Net Assets

FOR THE YEAR ENDED JUNE 30, EXCEPT AS INDICATED
(IN THOUSANDS)

                                                            BABSON ENTERPRISE FUND   BABSON ENTERPRISE FUND II
                                                     1999(1)   1998(2)   1997(3)   1999(1)   1998(2)     1997(3)
OPERATIONS:
  Net investment income                                 $287      $602      $615       $48      $340       $165
  Net realized gain from investment
    and foreign currency transactions                 11,805    28,111    24,456     1,859     4,678      6,574
  Net unrealized appreciation (depreciation)
    on investments and translation of assets
      and liabilities in foreign currencies
      during the period                              (6,426)  (51,434)    33,258     5,370  (10,623)     11,080
      Net increase (decrease) in net assets
        resulting from operations                      5,666  (22,721)    58,329     7,277   (5,605)     17,819
  Net equalization included in the price
    of shares issued and redeemed                          -      (78)      (97)         -        72        147

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                (531)     (607)         -     (174)     (154)      (235)
  Net realized gain from investment transactions    (26,217)  (24,566)  (27,062)   (3,718)   (6,554)    (6,251)
      Total distributions to shareholders           (26,748)  (25,173)  (27,062)   (3,892)   (6,708)    (6,486)

CAPITAL SHARE TRANSACTIONS:*
  Shares sold                                          3,937     7,033     9,796    10,618    41,623     48,745
  Reinvested distributions                            25,039    23,501    25,690     3,737     6,442      6,306
                                                      28,976    30,534    35,486    14,355    48,065     55,051
  Shares repurchased                                (31,806)  (19,465)  (52,241)  (23,385)  (34,570)   (30,458)
      Net increase (decrease) from capital
        share transactions                           (2,830)    11,069  (16,755)   (9,030)    13,495     24,593
      Net increase (decrease) in net assets         (23,912)  (36,903)    14,415   (5,645)     1,254     36,073

NET ASSETS:
  Beginning of period                                179,291   216,194   201,779    82,954    81,700     45,627

  End of period                                     $155,379  $179,291  $216,194   $77,309   $82,954    $81,700

  Undistributed net investment income at end
    of period                                           $287      $643    $1,548       $48     $480        $405

*Fund share transactions:
  Shares sold                                            287       389       552       481     1,679      2,016
  Reinvested distributions                             1,817     1,279     1,588       174       265        311
                                                       2,104     1,668     2,140       655     1,944      2,327
  Shares repurchased                                 (2,329)   (1,074)     (2,854) (1,072)   (1,428)    (1,273)
      Net increase (decrease) in fund shares           (225)       594     (714)     (417)       516      1,054

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended November 30, 1997.

See accompanying Notes to Financial Statements.


                                                                         BABSON-STEWARTIVORY
        BABSON GROWTH       SHADOW STOCK           BABSON VALUE          INTERNATIONAL FUND
            FUND                 FUND                  FUND                       FUND
        1999      1998      1999      1998   1999(1)   1998(2)   1997(3)      1999   1998
        $407    $1,251      $454      $288    $7,964   $19,814   $13,631      $220     $389

      78,657    66,315     3,419     6,818    68,640    75,274    43,841     9,117    6,390

     (2,914)    28,509   (4,111)     2,320    84,680  (55,316)   215,582   (4,719)    (404)

      76,150    96,075     (238)     9,426   161,284    39,772   273,054     4,618    6,375

           -      (15)         -      (12)         -     1,006     4,673         -        -

       (435)   (1,286)     (283)     (350)  (11,954)  (17,864)  (12,080)     (196)    (347)
    (89,064)  (29,518)   (3,971)   (6,317)  (60,876)  (43,880)  (12,342)   (4,016)  (5,120)
    (89,499)  (30,804)   (4,254)   (6,667)  (72,830)  (61,744)  (24,422)   (4,212)  (5,467)

      68,166    60,232    16,595    51,683   183,659   513,526   676,854   141,384   41,330
      82,101    28,406     3,827     6,122    59,332    49,896    18,924     3,579    4,600
     150,267    88,638    20,422    57,805   242,991   563,422   695,778   144,963   45,930
    (97,578)  (68,117)  (17,176)  (50,355) (581,111) (468,037) (293,897) (161,163) (53,066)
      52,689    20,521     3,246     7,450 (338,120)    95,385   401,881  (16,200)  (7,136)
      39,340    85,777   (1,246)    10,197 (249,666)    74,419   655,186  (15,794)  (6,228)

     451,001   365,224    51,519    41,322 1,493,596 1,419,177   763,991   104,404  110,632
    $490,341  $451,001   $50,273   $51,519$1,243,930$1,493,596$1,419,177   $88,610 $104,404
          $-       $49      $191       $34      $450   $17,971   $16,435    $(488)     $183

       3,360     3,112     1,433     3,766     3,842    10,705    16,489     7,620    2,161
       4,205     1,617       340       490     1,320     1,109       470       194      262
       7,565     4,729     1,773     4,256     5,162    11,814    16,959     7,814    2,423
     (4,770)   (3,537)   (1,497)   (3,652)  (12,441)  (10,053)   (6,991)   (8,579)  (2,773)
       2,795     1,192       276       604   (7,279)     1,761     9,968     (765)    (350)


     150,267    88,638    20,422    57,805   242,991   563,422   695,778   144,963   45,930

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JUNE 30, EXCEPT AS INDICATED
(IN THOUSANDS)

                                                  BABSON BOND TRUST - PORTFOLIO L  BABSON BOND TRUST - PORTFOLIO S
                                                     1999(1)   1998(2)   1997(3)   1999(1)   1998(2)   1997(3)
OPERATIONS:
  Net investment income                               $4,188    $7,650    $8,568    $1,279    $2,297    $2,499
  Net realized gain (loss) from
    investment transactions                               97     2,150     (546)       156       337     (443)
  Net unrealized appreciation (depreciation)
    on investments during the period                 (5,777)       394       876   (1,355)       155       569

       Net increase (decrease) in net assets
        resulting from operations                    (1,492)    10,194     8,898        80     2,789     2,625

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                              (4,188)   (7,650)   (8,568)   (1,279)   (2,297)   (2,499)
  Net realized gain from investment transactions           -         -         -         -         -         -

      Total from distributions to shareholders       (4,188)   (7,650)   (8,568)   (1,279)   (2,297)   (2,499)

CAPITAL SHARE TRANSACTIONS:*
  Shares sold                                         20,367    23,231    19,321     6,269     6,842    14,583
  Reinvested distributions                             2,940     6,273     6,988       943     2,008     2,075
                                                      23,307    29,504    26,309     7,212     8,850    16,658
  Shares repurchased                                (25,749)  (36,335)  (36,426)   (7,377)  (11,448)  (10,395)

      Net increase (decrease) from capital
        share transactions                           (2,442)   (6,831)  (10,117)     (165)   (2,598)     6,263

         Net increase (decrease) in net assets       (8,122)   (4,287)   (9,787)   (1,364)   (2,106)     6,389

NET ASSETS:
  Beginning of period                                128,186   132,473   142,260    38,458    40,564    34,175

  End of period                                     $120,064  $128,186  $132,473   $37,094   $38,458   $40,564

  Undistributed net investment income at end
    of period                                             $-      $260      $260        $-        $-        $-

*Fund share transactions:
  Shares sold                                         12,849    14,688    12,616       638       692     1,511
  Reinvested distributions                             1,880     3,973     4,566        96       203       215
                                                      14,729    18,661    17,182       734       895     1,726
  Shares repurchased                                (16,326)  (23,027)  (23,793)      (751)  (1,161)   (1,076)

       Net increase (decrease) in fund shares        (1,597)   (4,366)   (6,611)       (17)    (266)       650

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.
(3) For the fiscal year ended November 30, 1997.

See accompanying Notes to Financial Statements.


                                                    Babson           Babson
Babson Money Market     Babson Money Market    Tax-Free Income    Tax-Free Income    Tax-Free Income
             Fund               Fund               Fund               Fund               Fund
        Prime Portfolio     Federal Portfolio   Portfolio L       Portfolio S         Portfolio MM
     1999      1998        1999      1998       1999      1998    1999      1998      1999       1998
    $1,670    $1,769      $588      $586    $1,166    $1,223      $790      $897      $310       $334
         -         -         -         -       157       220       107        74         -          -

         -         -         -         -     (827)       635     (472)        80         -          -

     1,670     1,769       588       586       496     2,078       425     1,051        310        334

   (1,670)   (1,769)     (588)     (586)   (1,166)   (1,223)     (790)     (897)      (310)      (334)
         -         -         -         -     (221)      (66)      (51)      (63)          -          -
   (1,670)   (1,769)     (588)     (586)   (1,387)   (1,289)     (841)     (960)      (310)      (334)

    41,648    35,310    13,595    11,233     1,283     1,816       737     1,145     10,230     16,715
     1,563     1,678       566       561       757       714       574       599        277        262
    43,211    36,988    14,161    11,794     2,040     2,530     1,311     1,744     10,507     16,977
  (40,853)  (38,544)  (13,014)  (12,688)   (2,541)   (3,268)   (3,290)   (3,426)   (10,283)   (16,158)
     2,358   (1,556)     1,147     (894)     (501)     (738)   (1,979)   (1,682)        224        819
     2,358   (1,556)     1,147     (894)   (1,392)        51   (2,395)   (1,591)        224        819

    36,718    38,274    12,306    13,200    27,294    27,243    21,345    22,936     10,269      9,450
   $39,076   $36,718   $13,453   $12,306   $25,902   $27,294   $18,950   $21,345    $10,493    $10,269
        $-        $-        $-        $-        $-        $-        $1        $-         $-         $-

    41,657    35,310    13,594    11,233       131       198        65       106     10,230     16,715
     1,563     1,678       566       561        83        78        53        55        277        262
    43,220    36,988    14,160    11,794       214       276       118       161     10,507     16,977
  (39,081)  (38,544)  (12,997)  (12,688)     (269)     (356)     (302)     (317)   (10,283)   (16,158)
     4,139   (1,556)     1,163     (894)      (55)      (80)     (184)     (156)        224        819

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:

The Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund, Babson Value Fund, Babson-Stewart Ivory International Fund, D.L. Babson Bond Trust, D.L. Babson Money Market Fund and D.L. Babson Tax-Free Income Fund (collectively referred to herein as the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load open-end, diversified management investment companies. The D.L. Babson Bond Trust (comprising of Portfolio L and S), D.L. Babson Money Market Fund (comprising of Prime and Federal Portfolios) and D.L. Babson Tax-Free Income Fund (comprising of Portfolio L, S and MM) are of a series type. The Funds are required to account for the assets of each Series separately and to allocate general liabilities of a Fund to each Series based upon the net asset value of each Series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. In 1999, the Funds' Board of Directors approved a change in the Babson Enterprise Fund, Babson Enterprise Fund II, Babson Value Fund and D.L. Babson Bond Trust fiscal year end from November 30 to June 30. As a result, this financial report reflects the seven month period from December 1, 1998 through June 30, 1999 for these Funds.

A. Investment Valuation - Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of market discounts. Premiums on debt securities are not amortized, except for D.L. Babson Tax-Free Income Fund which amortizes premiums. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

C. Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Dividend income is translated at the rate of exchange on the ex-dividend date. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts - The Babson-Stewart Ivory International Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

he use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

E. Federal and State Taxes - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. At June 30, 1999, the D.L. Babson Money Market Prime Portfolio, D.L. Babson Bond Trust Portfolio L and D.L. Babson Bond Trust Portfolio S have accumulated net realized losses on sales of investments for federal income tax purposes of $7,368 (expiring $67 in 2000, $56 in 2001, $81 in 2002, $6,722 in 2003, $306 in 2005 and $136 in 2006),
$3,307,631 (expiring $970,985 in 2002, $423,327 in 2003, $1,367,653 in 2004 and
$545,666 in 2005) and $1,988,385 (expiring $579,476 in 2002, $388,485 in 2003,
$577,562 in 2004 and $442,862 in 2005), respectively, which are available to offset future taxable gains.

For corporate shareholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

fund                   percentage
Enterprise              100%
Enterprise II           70%
Growth                  19%
Shadow Stock           100%
Value                   33%

The following percentages of ordinary income distributions are exempt-interest dividends for federal income tax purposes:

fund                               percentage
Tax-Free Income - Portfolio L          100%
Tax-Free Income - Portfolio S          100%
Tax-Free Income - Portfolio MM         100%

For federal income tax purposes, the Funds designate capital gain dividends as follows:

fund
Enterprise                         $26,217,600
Enterprise II                        3,718,579
Growth                              76,170,304
Shadow Stock                         3,565,056
Value                               60,875,853
Stewart Ivory International          2,877,019
Bond - Portfolio L                      -
Bond - Portfolio S                      -
Money Market - Prime                    -
Money Market - Federal                  -
Tax-Free Income - Portfolio L          215,463
Tax-Free Income - Portfolio S           42,689
Tax-Free Income - Portfolio MM          -

F. Equalization - Prior to December 1, 1998, the Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund and Babson Value Fund used equalization accounting, by which a portion of the proceeds from sales and costs of redemption of fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by the sales or redemption of fund shares. As of December 1, 1998, these Funds discontinued using equalization. This change has no effect on the Funds' net assets, net asset value per share or distributions to shareholders. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital as of December 1, 1998 for the Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund, Babson Value Fund by $111,919, $306,310, $4,345, $331 and $13,531,896, respectively.

G. Distributions to Shareholders - Distributions to shareholders are recorded on ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. These differences are primarily due to losses deferred due to wash sales and foreign currency transactions.

H. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Management fees are paid for services which include administration, and all other operating expenses of each Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on each Fund and its shares and the cost of qualifying a Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc. Each of the Funds was subject to the following management fees:

                        Average Daily Net        Annual Rate
Fund                     Assets of Fund           Percentage

Enterprise and          Up to $30 million               1.5%
Enterprise II           Over $30 million                1.0%
Shadow Stock                                            1.0%
Growth                  Up to $250 million               .85%
                        Over $250 million                .70%
Value, Tax-Free Income
(Portfolio L and S), Bond
Trust (Portfolio L and S)
and Stewart Ivory
International                                           .95%
Money Market
(Portfolio Prime and Federal)                           .85%
Tax-Free Income
(Portfolio MM)                                          .50%

During the period from December 1, 1991 to March 31, 2000, fees for Bond Trust (Portfolio S) have been voluntarily reduced to an annual rate of .65% of average daily net assets of the portfolio.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended June 30, 1999 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Babson Enterprise Fund:
Purchases                $    17,631,727
Proceeds from sales           48,335,601
Babson Enterprise Fund II:
Purchases                $    10,143,593
Proceeds from sales           19,215,576
Babson Growth Fund:
Purchases                $    181,619,056
Proceeds from sales           212,350,661
Shadow Stock Fund:
Purchases                $     10,111,186
Proceeds from sales            11,097,738
Babson Value Fund:
Purchases                $    160,497,590
Proceeds from sales           461,274,163
Babson-Stewart Ivory International Fund:
Purchases                $     45,175,287
Proceeds from sales            70,278,040
Babson Bond Trust - Portfolio L:
Purchases                $     47,053,756
Proceeds from sales            47,671,943
Babson Bond Trust - Portfolio S:
Purchases                $     20,807,198
Proceeds from sales            20,172,023
Babson Money Market Fund - Prime Portfolio:
Purchases                $    320,757,434
Proceeds from sales            325,352,848
Babson Money Market Fund - Federal Portfolio:
Purchases                $    157,499,169
Proceeds from sales           220,657,209
Babson Tax-Free Income Fund - Portfolio L:
Purchases                $      2,497,317
Proceeds from sales             3,579,522
Babson Tax-Free Income Fund - Portfolio S:
Purchases                $      4,480,088
Proceeds from sales             6,273,660
Babson Tax-Free Income Fund - Portfolio MM:
Purchases                $     32,447,294
Proceeds from sales            32,071,000

4. FORWARD FOREIGN CURRENCY CONTRACTS:

Following is a summary of forward foreign currency contracts that were outstanding at June 30, 1999 for the Babson-Stewart Ivory International Fund:

Contracts to Sell Currency:

                       ForeignAmount To Be                  Net Unrealized
           Settlement Currency Received In      U.S. $ ValueAppreciation
             Date  To Be Delivered   U.S.$        as of 6/30/99(depreciation)

European Euro  7/1/99        325   $    334  $    334  $   -
Japanese Yen   7/1/99    4,430,879    36,543    36,543     -
                                   $  36,877 $  36,877 $   -


5. CHANGE IN ACCOUNTANTS (UNAUDITED):

On April 27, 1999, Arthur Andersen LLP (AA) resigned as independent accountants for the David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc. (the Funds). AA's reports on the Funds' financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with AA during the Funds' two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of AA, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Directors, upon the recommendation of the audit committee, appointed Ernst & Young LLP as the independent accountants for the Funds for the fiscal year ending June 30, 1999.


FINANCIAL HIGHLIGHTS

BABSON ENTERPRISE FUND

Condensed data for a share of capital stock outstanding throughout each period.

                                             SEVEN MONTHS ENDED         Years Ended November 30,
                                                 JUNE 30, 1999      1998      1997      1996      1995      1994
Net asset value, beginning of period                    $16.63    $21.22    $18.51    $17.35    $16.64    $17.20
  Income from investment operations:
  Net investment income                                    .03       .04       .06       .06       .10       .03
  Net gains (losses) on securities
  (both realized and unrealized)                           .58    (2.15)      5.31      3.06      2.34       .57
Total from investment operations                           .61    (2.11)      5.37      3.12      2.44       .60
  Less distributions:
  Dividends from net investment income                   (.05)     (.06)         -     (.12)     (.04)     (.05)
  Distributions from capital gains                      (2.47)    (2.42)    (2.66)    (1.84)    (1.69)    (1.11)
  Total distributions                                   (2.52)    (2.48)    (2.66)    (1.96)    (1.73)    (1.16)
Net asset value, end of period                          $14.72    $16.63    $21.22    $18.51    $17.35    $16.64
Total return*                                            4.70%   (11.05%)   33.49%    20.17%    16.42%     3.70%
Ratios/Supplemental Data
Net assets, end of period (in millions)                   $155      $179      $216      $202      $202      $188
Ratio of expenses to average net assets**                1.11%     1.09%     1.08%     1.08%     1.09%     1.08%
Ratio of net investment income to average net assets**    .32%      .29%      .30%      .35%      .67%      .22%
Portfolio turnover rate                                    12%       22%       22%       24%       13%       15%


BABSON ENTERPRISE FUND II

Condensed data for a share of capital stock outstanding throughout each period.

                                             SEVEN MONTHS ENDED         Years Ended November 30,
                                                 JUNE 30, 1999      1998      1997      1996      1995      1994
Net asset value, beginning of period                    $23.20    $26.70    $22.75    $19.19    $16.22    $16.92
  Income from investment operations:
  Net investment income                                    .03       .10       .08       .11       .05       .02
  Net gains (losses) on securities
   (both realized and unrealized)                         2.37    (1.50)      6.97      4.45      3.03     (.39)
  Total from investment operations                        2.40    (1.40)      7.05      4.56      3.08     (.37)
  Less distributions:
  Dividends from net investment income                   (.05)     (.05)     (.11)     (.05)     (.02)         -
  Distributions from capital gains                      (1.07)    (2.05)    (2.99)     (.95)     (.09)     (.33)
  Total distributions                                   (1.12)    (2.10)    (3.10)    (1.00)     (.11)     (.33)
Net asset value, end of period                          $24.48    $23.20    $26.70    $22.75    $19.19    $16.22
Total return*                                           11.03%    (5.61%)   35.29%    25.04%    19.11%    (2.32%)
Ratios/Supplemental Data
Net assets, end of period (in millions)                    $77       $83       $82       $46       $40       $36
Ratio of expenses to average net assets**                1.23%     1.22%     1.28%     1.38%     1.45%     1.50%
Ratio of net investment income to average net assets**    .11%      .40%      .27%      .55%      .30%      .14%
Portfolio turnover rate                                    14%       25%       25%       30%       15%        9%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


BABSON GROWTH FUND

Condensed data for a share of capital stock outstanding throughout each year.

                                                                              YEARS ENDED JUNE 30,
                                                                    1999      1998      1997      1996      1995
Net asset value, beginning of year                                $20.77    $17.80    $14.42    $13.43    $11.78
  Income from investment operations:
  Net investment income                                              .02       .06       .09       .12       .18
  Net gains (losses) on securities
    (both realized and unrealized)                                  3.25      4.41      4.16      2.91      2.18
  Total from investment operations                                  3.27      4.47      4.25      3.03      2.36
  Less distributions:
  Dividends from net investment income                             (.02)     (.06)     (.09)     (.13)     (.18)
  Distributions from capital gains                                (4.01)    (1.44)     (.78)    (1.91)     (.53)
  Total distributions                                             (4.03)    (1.50)     (.87)    (2.04)     (.71)
Net asset value, end of year                                      $20.01    $20.77    $17.80    $14.42    $13.43
Total return                                                      17.04%    26.73%    30.10%    22.99%    20.23%
Ratios/Supplemental Data
Net assets, end of year (in millions)                               $490      $451      $365      $280      $247
Ratio of expenses to average net assets                             .79%      .80%      .83%      .85%      .85%
Ratio of net investment income to average net assets                .09%      .30%      .61%      .82%     1.42%
Portfolio turnover rate                                              39%       35%       20%       33%       17%


SHADOW STOCK FUND

Condensed data for a share of capital stock outstanding throughout each year.

                                                                                YEARS ENDED JUNE 30,
                                                                    1999      1998      1997      1996      1995
Net asset value, beginning of year                                $13.24    $12.57    $11.31    $10.55     $9.67
  Income from investment operations:
  Net investment income                                              .11       .08       .12       .09       .10
  Net gains (losses) on securities
                                (both realized and unrealized)     (.24)      2.54      2.44      1.67      1.42
  Total from investment operations                                 (.13)      2.62      2.56      1.76      1.52
  Less distributions:
  Dividends from net investment income                             (.07)     (.10)     (.09)     (.10)     (.10)
  Distributions from capital gains                                 (.98)    (1.85)    (1.21)     (.90)     (.54)
  Total distributions                                             (1.05)    (1.95)    (1.30)    (1.00)     (.64)
Net asset value, end of year                                      $12.06    $13.24    $12.57    $11.31    $10.55
Total return                                                      (.25%)    21.98%    23.63%    17.13%    16.16%
Ratios/Supplemental Data
Net assets, end of year (in millions)                                $50       $52       $41       $39       $39
Ratio of expenses to average net assets                            1.10%     1.16%     1.13%     1.14%     1.13%
Ratio of net investment income to average net assets                .97%      .56%     1.00%      .79%     1.01%
Portfolio turnover rate                                              21%       43%        0%       25%       19%

See accompanying Notes to Financial Statements.


BABSON VALUE FUND

Condensed data for a share of capital stock outstanding throughout each year.

                                             SEVEN MONTHS ENDED         Years Ended November 30,
                                                 JUNE 30, 1999      1998      1997      1996      1995      1994
Net asset value, beginning of period                    $47.42    $47.73    $38.65    $31.78    $25.19    $25.36
  Income from investment operations:
  Net investment income                                    .45       .62       .51       .55       .59       .56
  Net gains (losses) on securities
    (both realized and unrealized)                        5.90      1.09      9.65      7.20      7.20       .58
  Total from investment operations                        6.35      1.71     10.16      7.75      7.79      1.14
  Less distributions:
  Dividends from net investment income                   (.44)     (.56)     (.47)     (.53)     (.60)     (.40)
  Distributions from capital gains                      (1.97)    (1.46)     (.61)     (.35)     (.60)     (.91)
  Total distributions                                   (2.41)    (2.02)    (1.08)     (.88)    (1.20)    (1.31)
Net asset value, end of period                          $51.36    $47.42    $47.73    $38.65    $31.78    $25.19
Total return*                                           14.14%     3.85%    26.89%    24.91%    32.07%     4.51%
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $1,244    $1,494    $1,419      $764      $293      $120
Ratio of expenses to average net assets**                 .96%      .98%      .97%      .96%      .98%      .99%
Ratio of net investment income to average net assets**   1.05%     1.28%     1.22%     1.63%     2.12%     2.32%
Portfolio turnover rate                                    13%       42%       17%       11%        6%       14%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year


BABSON-STEWART IVORY INTERNATIONAL FUND

Condensed data for a share of capital stock outstanding throughout each year.

                                                                               YEARS ENDED JUNE 30,
                                                                    1999      1998      1997      1996      1995
Net asset value, beginning of year                                $19.65    $19.53    $18.04    $15.96    $16.41
  Income from investment operations:
  Net investment income                                              .03       .08       .07       .07       .16
  Net gains (losses) on securities
    (both realized and unrealized)                                   .66      1.07      1.70      2.85       .23
  Total from investment operations                                   .69      1.15      1.77      2.92       .39
  Less distributions:
  Dividends from net investment income                             (.04)     (.07)     (.05)     (.08)     (.17)
  Distributions from capital gains                                 (.82)     (.96)     (.23)     (.65)     (.67)
  Distributions in excess of realized capital gains                    -         -         -     (.11)         -
  Total distributions                                              (.86)    (1.03)     (.28)     (.84)     (.84)
Net asset value, end of year                                      $19.48    $19.65    $19.53    $18.04    $15.96
Total return                                                       3.76%     6.48%     9.91%    18.66%     2.54%
Ratios/Supplemental Data
Net assets, end of year (in millions)                                $89      $104      $111       $80       $65
Ratio of expenses to average net assets                            1.23%     1.16%     1.19%     1.26%     1.30%
Ratio of net investment income to average net assets                .24%      .37%      .47%      .44%     1.13%
Portfolio turnover rate                                              51%       48%       40%       33%       37%

See accompanying Notes to Financial Statements.


BABSON BOND TRUST - PORTFOLIO L

Condensed data for a share of capital stock outstanding throughout each period.

                                             SEVEN MONTHS ENDED         Years Ended November 30,
                                                 JUNE 30, 1999      1998      1997      1996      1995      1994
Net asset value, beginning of period                     $1.59     $1.56     $1.55     $1.58     $1.47     $1.67
  Income from investment operations:
  Net investment income                                    .05       .09       .10       .11       .11       .11
  Net gains (losses) on securities
     (both realized and unrealized)                      (.07)       .03       .01     (.03)       .11     (.15)
  Total from investment operations                       (.02)       .12       .11       .08       .22     (.04)
  Less distributions:
  Dividends from net investment income                   (.05)     (.09)     (.10)     (.11)     (.11)     (.11)
  Distributions from capital gains                           -         -         -         -         -     (.05)
  Total distributions                                    (.05)     (.09)     (.10)     (.11)     (.11)     (.16)
Net asset value, end of period                           $1.52     $1.59     $1.56     $1.55     $1.58     $1.47
Total return*                                           (1.16%)     8.13%     7.26%     5.17%    15.28%    (2.71%)
Ratios/Supplemental Data
Net assets, end of period (in millions)                   $121      $128      $132      $142      $161      $140
Ratio of expenses to average net assets**                 .97%      .97%      .97%      .97%      .97%      .97%
Ratio of net investment income to average net assets**   5.73%     5.93%     6.38%     6.96%     7.06%     6.95%
Portfolio turnover rate                                    38%       43%       59%       61%       50%       40%


BABSON BOND TRUST - PORTFOLIO S

Condensed data for a share of capital stock outstanding throughout each period.

                                             SEVEN MONTHS ENDED         Years Ended November 30,
                                                 JUNE 30, 1999      1998      1997      1996      1995      1994
Net asset value, beginning of period                     $9.91     $9.78     $9.77     $9.90     $9.43    $10.48
  Income from investment operations:
  Net investment income                                    .33       .58       .62       .69       .73       .69
  Net gains (losses) on securities
     (both realized and unrealized)                      (.31)       .13       .01     (.13)       .47     (.90)
  Total from investment operations                         .02       .71       .63       .56      1.20     (.21)
  Less distributions:
  Dividends from net investment income                   (.33)     (.58)     (.62)     (.69)     (.73)     (.69)
  Distributions from capital gains                           -         -         -         -         -     (.15)
  Total distributions                                    (.33)     (.58)     (.62)     (.69)     (.73)     (.84)
Net asset value, end of period                           $9.60     $9.91     $9.78     $9.77     $9.90     $9.43
Total return*                                              15%     7.47%     6.70%     5.96%     13.10%    (2.06%)
Ratios/Supplemental Data
Net assets, end of period (in millions)                    $37       $38       $41       $34       $33       $30
Ratio of expenses to average net assets**                 .67%      .67%      .66%      .66%      .67%      .67%
Ratio of net investment income to average net assets**   5.75%     5.90%     6.42%     7.10%     7.47%     7.02%
Ratio of expenses to average net assets before
  voluntary reduction of management fee **                .97%      .97%      .97%      .96%      .97%      .97%
Portfolio turnover rate                                    54%       60%       65%       48%       57%       42%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


BABSON MONEY MARKET FUND - PRIME PORTFOLIO

Condensed data for a share of capital stock outstanding throughout each year.

                                                                                YEARS ENDED JUNE 30,
                                                                    1999      1998      1997      1996      1995
Net asset value, beginning of year                                 $1.00     $1.00     $1.00     $1.00    $1.00
  Income from investment operations:
  Net investment income                                              .04       .05       .05       .05      .05

  Less distributions:
  Dividends from net investment income                             (.04)     (.05)     (.05)     (.05)    (.05)

Net asset value, end of year                                       $1.00     $1.00      1.00     $1.00    $1.00
Total return                                                       4.38%     4.82%     4.61%     4.83%    4.66%
Ratios/Supplemental Data
Net assets, end of year (in millions)                               $39        $37       $38       $36     $40
Ratio of expenses to average net assets                             .88%      .91%      .92%      .92%     .92%
Ratio of net investment income to average net assets               4.30%     4.73%     4.58%     4.75%    4.58%


BABSON MONEY MARKET FUND - FEDERAL PORTFOLIO

Condensed data for a share of capital stock outstanding throughout each year.

                                                                                YEARS ENDED JUNE 30,
                                                                    1999      1998      1997      1996      1995
Net asset value, beginning of year                                 $1.00     $1.00     $1.00     $1.00     $1.00
  Income from investment operations:
  Net investment income                                              .04       .05       .04       .05       .04

  Less distributions:
  Dividends from net investment income                             (.04)     (.05)     (.04)     (.05)     (.04)

Net asset value, end of year                                       $1.00     $1.00     $1.00     $1.00     $1.00
Total return                                                       4.31%     4.75%     4.58%     4.77%     4.56%
Ratios/Supplemental Data
Net assets, end of year (in millions)                                $13       $12       $13       $10       $10
Ratio of expenses to average net assets                             .88%      .91%      .91%      .91%      .92%
Ratio of net investment income to average net assets               4.23%     4.65%     4.51%     4.67%     4.48%

See accompanying Notes to Financial Statements.


BABSON TAX-FREE INCOME FUND - PORTFOLIO L

Condensed data for a share of capital stock outstanding throughout each year.

                                                                                YEARS ENDED JUNE 30,
                                                                    1999      1998      1997      1996      1995
Net asset value, beginning of year                                 $9.22     $8.96     $8.74     $8.67     $8.52
  Income from investment operations:
  Net investment income                                              .40       .40       .42       .41       .42
  Net gains (losses) on securities
    (both realized and unrealized)                                 (.24)       .28       .24       .07       .17
  Total from investment operations                                   .16       .68       .66       .48       .59
  Less distributions:
  Dividends from net investment income                             (.40)     (.40)     (.42)     (.41)     (.42)
  Distributions from capital gains                                 (.07)     (.02)     (.02)         -     (.02)
  Total distributions                                              (.47)     (.42)     (.44)     (.41)     (.44)
Net asset value, end of year                                       $8.91     $9.22     $8.96     $8.74     $8.67
Total return                                                       1.70%     7.82%     7.69%     5.60%     7.21%
Ratios/Supplemental Data
Net assets, end of year (in millions)                                $26       $27       $27       $27       $28
Ratio of expenses to average net assets                            1.03%     1.06%     1.01%     1.01%     1.02%
Ratio of net investment income to average net assets               4.36%     4.46%     4.71%     4.67%     4.98%
Portfolio turnover rate                                               9%       18%       21%       39%       34%


BABSON TAX-FREE INCOME FUND - PORTFOLIO S

Condensed data for a share of capital stock outstanding throughout each year.

                                                                                YEARS ENDED JUNE 30,
                                                                    1999      1998      1997      1996      1995
Net asset value, beginning of year                                $10.79    $10.74    $10.69    $10.71    $10.62
  Income from investment operations:
  Net investment income                                              .42       .44       .44       .44       .45
  Net gains (losses) on securities
    (both realized and unrealized)                                 (.20)       .08       .10       .01       .10
  Total from investment operations                                   .22       .52       .54       .45       .55
  Less distributions:
  Dividends from net investment income                             (.42)     (.44)     (.44)     (.44)     (.45)
  Distributions from capital gains                                 (.03)     (.03)     (.05)     (.03)     (.01)
  Total distributions                                              (.45)     (.47)     (.49)     (.47)     (.46)
Net asset value, end of year                                      $10.56    $10.79    $10.74    $10.69    $10.71
Total return                                                       1.96%     4.84%     5.18%     4.25%     5.32%
Ratios/Supplemental Data
Net assets, end of year (in millions)                                $19       $21       $23       $25       $28
Ratio of expenses to average net assets                            1.01%     1.06%     1.01%     1.01%     1.01%
Ratio of net investment income to average net assets               3.82%     4.00%     4.12%     4.13%     4.28%
Portfolio turnover rate                                              22%       21%       23%       41%       34%

See accompanying Notes to Financial Statements.


BABSON TAX-FREE INCOME FUND - PORTFOLIO MM

Condensed data for a share of capital stock outstanding throughout each year.

                                                                                YEARS ENDED JUNE 30,
                                                                    1999      1998      1997      1996      1995
Net asset value, beginning of year                                 $1.00     $1.00     $1.00     $1.00     $1.00
  Income from investment operations:
  Net investment income                                              .03       .03       .03       .03       .03

  Less distributions:
  Dividends from net investment income                             (.03)     (.03)     (.03)     (.03)     (.03)

Net asset value, end of year                                       $1.00     $1.00     $1.00     $1.00     $1.00
Total return                                                       2.70%     3.06%     3.03%     3.15%     3.05%
Ratios/Supplemental Data
Net assets, end of year (in millions)                                $10       $10        $9        $8       $16
Ratio of expenses to average net assets                             .55%      .61%      .58%      .58%      .59%
Ratio of net investment income to average net assets               2.65%     3.06%     3.10%     3.15%     3.07%

See accompanying Notes to Financial Statements.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson
Value Fund, Inc., and D.L. Babson Bond Trust (comprised of Portfolio L and Portfolio S) as of June 30, 1999, and the related statements of operations, changes in net assets, and financial highlights for the periods presented in the corresponding financial statements and financial highlights and we have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of David L.Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Money Market Fund, Inc. (comprised of Portfolio Prime and Portfolio Federal) and D.L. Babson Tax-Free Income Fund, Inc. (comprised of Portfolio L, Portfolio S and Portfolio MM) as of June 30, 1999, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 1998 and the financial highlights for each of the four years in the period then ended for David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc. were audited by other auditors whose report dated July 28, 1998, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities relating to certain uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds and each of the related portfolios at June 30, 1999, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

Ernst & Young LLP



Kansas City, Missouri
August 6, 1999





This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc.,
Babson Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc.,
Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust,
D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc., and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.







BABSON FUNDS
Jones & Babson Distributors
A Member of the Generali Group
P.O. Box 419757, Kansas City, MO 64141-6757